                                                                                 EXHIBIT A-1

                               FORM OF CLASS I-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class I-A Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class I-A Certificates with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master servicer of the Mortgage Loans (the "Master
Servicer,"  which term  includes any  successors  thereto  under the  Agreement  referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date  specified  above (the  "Agreement"),  among SAMI II, as depositor  (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all
purposes,   and  none  of  Seller,  the  Master  Servicer,   the  Trustee,   the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class I-A  Certificates  referred to in the  within-mentioned
Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-2

                               FORM OF CLASS II-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class II-A Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class II-A  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master servicer of the Mortgage Loans (the "Master
Servicer,"  which term  includes any  successors  thereto  under the  Agreement  referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date  specified  above (the  "Agreement"),  among SAMI II, as depositor  (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all
purposes,   and  none  of  Seller,  the  Master  Servicer,   the  Trustee,   the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-A Certificates  referred to in the  within-mentioned
Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-3

                             FORM OF CLASS M-[1][2] CERTIFICATE

            THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH BENEFICIAL  OWNER OF A CLASS M-[1][2]  CERTIFICATE OR ANY INTEREST  THEREIN SHALL
BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE
OR  INTEREST  THEREIN,  THAT  EITHER (I) SUCH  CERTIFICATE  IS RATED AT LEAST  "BBB-" OR ITS
EQUIVALENT  BY  FITCH,  S&P  AND  MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH  "PLAN
ASSETS"?OF ANY PLAN, (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION CLASS EXEMPTION ("PTCE") 95-60,
AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class M-[1][2] Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class M Certificates  with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each beneficial  owner of a Class M-[1][2]  Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or  interest  therein,  that  either (i) such  Certificate  is rated at least  "BBB-" or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with "plan assets"
of any Plan  ,(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and  none of the  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the  Class  M-[1]  [2]   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-4

                                FORM OF CLASS B CERTIFICATE

            THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER OF A CLASS B  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE
DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR
INTEREST  THEREIN,  THAT  EITHER  (I) SUCH  CERTIFICATE  IS RATED  AT  LEAST  "BBB-"  OR ITS
EQUIVALENT  BY  FITCH,  S&P  AND  MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH  "PLAN
ASSETS"?OF ANY PLAN, (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION CLASS EXEMPTION ("PTCE") 95-60,
AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class B Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class B Certificates with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans  secured by first  liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the immediately  following  Business Day
(each, a "Distribution  Date"),  commencing on the first  Distribution Date specified above, to the Person in whose name this  Certificate  is registered at the close of business on the
Business  Day  immediately   preceding  the  related  Distribution  Date  so  long  as  such
Certificate  remains in book-entry  form (and  otherwise,  the close of business on the last
Business Day of the month  immediately  preceding the month of such  Distribution  Date), an amount  equal  to the  product  of the  Fractional  Undivided  Interest  evidenced  by  this
Certificate  and the amount (of interest and  principal,  if any) required to be distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following  the latest  scheduled maturity  date  of any  Mortgage  Loan  and is  not  likely  to be the  date  on  which  the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner of a Class B  Certificate  or any  interest  therein  shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest  therein,  that  either  (i) such  Certificate  is rated  at  least  "BBB-"  or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with "plan assets"
of any Plan  ,(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and  none of the  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class B  Certificates  referred  to in the  within-mentioned
Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-5

                                FORM OF CLASS R CERTIFICATE

            THIS  CERTIFICATE  MAY NOT BE  HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE  TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE SECURITIES ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE  SECURITIES  LAWS  OF THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  or by a person using
"PLAN  assets" of a Plan,  UNLESS THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN
OPINION OF COUNSEL  FOR THE  BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH  THEY MAY RELY WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME  SECURITY ACT OF 1974,  AS AMENDED,  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER AND THE
TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR  POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY
OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES  ARE  SUBJECT  TO TAX AND  EXCEPT FOR  FREDDIE  MAC,  A MAJORITY  OF ITS BOARD OF
DIRECTORS  IS NOT  SELECTED  BY SUCH  GOVERNMENTAL  UNIT),  (B) A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,
(C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE  CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED  BY  CHAPTER  1 OF THE CODE  UNLESS  SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED  BY  SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN
ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN
THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS  RELATING  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.

Certificate No.1                        Percentage Interest: 100%

Class R-__

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $0.00

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date:
                                        $0.00

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class R-__  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that  ________________  is the registered owner of the Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master servicer of the Mortgage Loans (the "Master
Servicer,"  which term  includes any  successors  thereto  under the  Agreement  referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date  specified  above (the  "Agreement"),  among SAMI II, as depositor  (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

      Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the  effect  that (i) each  person  holding or acquiring any ownership  interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United States Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer of any  ownership  interest in this  Certificate  in  violation  of such restrictions  will be  absolutely  null and void and will vest no  rights  in the  purported transferee,  and (iv) if any  person  other  than a United  States  Person  and a  Permitted
Transferee  acquires  any  ownership  interest  in this  Certificate  in  violation  of such restrictions,  then the  Seller  will have the right,  in its sole  discretion  and  without notice to the Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller,  on such terms and conditions as the Seller may choose.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month immediately  preceding the month of the related Distribution Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this Certificate and the amounts  required to be distributed to the Holders of Certificates of the same Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2,  as  applicable,  and (ii) if  requested  by the  Trustee,  an  Opinion  of  Counsel
satisfactory   to  it  that  such  transfer  may  be  made  without  such   registration  or
qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee  upon which such Opinion of Counsel is based.  Neither the Seller nor the Trustee is obligated to register or qualify the Class of  Certificates  specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise  required under the  Agreement to permit the transfer of such  Certificates  without  registration  or qualification.  Any  Holder  desiring  to effect a  transfer  of this  Certificate  shall be required to indemnify the Trustee, the Securities Administrator,  the Seller, the Seller and
the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No  transfer of this Class R-_  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is  satisfactory to the Trustee that the purchase of this  certificate is permissible  under local law,  will not  constitute  or result in a  non-exempt  prohibited  transaction  under
Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"), and Section 4975 of the Internal  Revenue Code, as amended (the "Code") and will not subject the Master  Servicer,  the Trustee or the  Securities  Administrator  to any  obligation  or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee is not acquiring  directly or indirectly by, or on behalf of, an employee benefit plan or other retirement  arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all
purposes,   and  none  of  Seller,  the  Master  Servicer,   the  Trustee,   the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class  R-[I]  [II]  [III]  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-6

                               FORM OF CLASS B-IO CERTIFICATE

            THIS  CERTIFICATE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, THE CLASS
M AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE SECURITIES ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE  SECURITIES  LAWS  OF THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  or by a person using
"PLAN  assets" of a Plan,  UNLESS THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN
OPINION OF COUNSEL  FOR THE  BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH  THEY MAY RELY WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME  SECURITY ACT OF 1974,  AS AMENDED,  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                        Variable Pass-Through Rate

Class B-IO Subordinate

Date of Pooling and Servicing           Aggregate Initial Notional Amount of
                                        this Certificate as of the Cut-off
Agreement and Cut-off Date:             Date:
August 1, 2004                          $__________

                                        Initial Notional Amount of this
First Distribution Date:                Certificate as of the Cut-off Date:
September 25, 2004                      $__________

Master Servicer:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:        CUSIP: __________
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class B-IO  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  ______________________  is the  registered  owner  of the
Fractional  Undivided  Interest  evidenced  hereby in the beneficial  ownership  interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities
administrator,   EMC  Mortgage   Corporation  and  JPMorgan  Chase  Bank,  as  trustee  (the
"Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of which  is set  forth hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning  ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such Holder is bound.

            Interest on this Certificate  will accrue during the calendar month  immediately preceding such Distribution  Date (as hereinafter  defined) on the Notional Amount hereof at a per annum rate equal to the Pass-Through  Rate as set forth in the Agreement.  The Trustee will  distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the  month  immediately preceding the month of the related  Distribution Date, an amount equal to the product of the
Fractional  Undivided  Interest  evidenced  by this  Certificate  and the amount of interest required  to be  distributed  to the  Holders  of  Certificates  of the  same  Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose and  designated in such notice.  The Class
B-IO  Certificates  have no Certificate  Principal  Balance.  The Initial Notional Amount of
this Certificate is set forth above.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2,  as  applicable,  and (ii) if  requested  by the  Trustee,  an  Opinion  of  Counsel
satisfactory   to  it  that  such  transfer  may  be  made  without  such   registration  or
qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee  upon which such Opinion of Counsel is based.  Neither the Seller nor the Trustee is obligated to register or qualify the Class of  Certificates  specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise  required under the  Agreement to permit the transfer of such  Certificates  without  registration  or qualification.  Any  Holder  desiring  to effect a  transfer  of this  Certificate  shall be required to indemnify the Trustee, the Securities Administrator,  the Seller, the Seller and
the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Class B-IO  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is  satisfactory to the Trustee that the purchase of this  certificate is permissible  under local law,  will not  constitute  or result in a  non-exempt  prohibited  transaction  under
Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"), and Section 4975 of the Internal  Revenue Code, as amended (the "Code") and will not subject the Master  Servicer,  the Trustee or the  Securities  Administrator  to any  obligation  or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee is not acquiring  directly or indirectly by, or on behalf of, an employee benefit plan or other retirement  arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all
purposes,   and  none  of  Seller,  the  Master  Servicer,   the  Trustee,   the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          Not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-IO Certificates  referred to in the  within-mentioned
Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-7

                                FORM OF CLASS XP CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE SECURITIES ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY
IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE  ACCEPTABLE  TO THE TRUSTEE  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE
WITH  ALL  APPLICABLE  SECURITIES  LAWS  OF THE  UNITED  STATES  AND  ANY  OTHER  APPLICABLE
JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  or by a person using
"PLAN  assets" of a Plan,  UNLESS THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  WITH AN
OPINION OF COUNSEL  FOR THE  BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER  AND THE  SECURITIES
ADMINISTRATOR  AND ON WHICH  THEY MAY RELY WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME  SECURITY ACT OF 1974,  AS AMENDED,  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1

Class XP Senior

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
August 1, 2004                          $100

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
September 25, 2004                      Date:
                                        $100

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                       BEAR STEARNS ALT-A TRUST 2004-10
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class XP Certificates  with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that  ________________  is the registered owner of the Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master  Servicer,  Wells Fargo,  as securities  administrator,  EMC Mortgage
Corporation  and JPMorgan  Chase Bank, as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            The Trustee will distribute on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month immediately  preceding the month of the related Distribution Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this Certificate and the amount  required to be distributed to the Holders of  Certificates of the same Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date in the month following  the latest  scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate  Principal  Balance of this Class of Certificates  will be reduced to zero.

            Distributions  on this  Certificate  will be made by the Trustee by check mailed to the address of the Person  entitled  thereto as such name and address shall appear on the
Certificate  Register or, if such Person so requests by notifying  the Trustee in writing as specified  in the  Agreement.  Notwithstanding  the above,  the final  distribution  on this
Certificate  will  be  made  after  due  notice  by the  Trustee  of the  pendency  of  such distribution  and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2,  as  applicable,  and (ii) if  requested  by the  Trustee,  an  Opinion  of  Counsel
satisfactory   to  it  that  such  transfer  may  be  made  without  such   registration  or
qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee  upon which such Opinion of Counsel is based.  Neither the Seller nor the Trustee is obligated to register or qualify the Class of  Certificates  specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise  required under the  Agreement to permit the transfer of such  Certificates  without  registration  or qualification.  Any  Holder  desiring  to effect a  transfer  of this  Certificate  shall be required to indemnify the Trustee, the Securities Administrator,  the Seller, the Seller and
the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No  transfer  of this Class XP  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is  satisfactory to the Trustee that the purchase of this  certificate is permissible  under local law,  will not  constitute  or result in a  non-exempt  prohibited  transaction  under
Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"), and Section 4975 of the Internal  Revenue Code, as amended (the "Code") and will not subject the Master  Servicer,  the Trustee or the  Securities  Administrator  to any  obligation  or liability in addition to those undertaken in the Agreement or (ii) a  representation  letter stating that the transferee is not acquiring  directly or indirectly by, or on behalf of, an employee benefit plan or other retirement  arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Trustee.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the  Master  Servicer  and the  Trustee  and the rights of the
Certificateholders  under the  Agreement  from time to time by EMC,  the Seller,  the Master
Servicer,  the Securities  Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing  Agreements by the Master  Servicer and the Trustee with the consent of the
Holders of Certificates,  evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund (or in  certain  cases,  Holders  of  Certificates  of  affected
Classes evidencing such percentage of the Fractional Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued  upon the transfer  hereof or in lieu hereof whether or not notation of such consent is made upon this
Certificate.  The  Agreement  also  permits  the  amendment  thereof  and of  the  Servicing
Agreements in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Trustee upon surrender of this Certificate for  registration of transfer at the offices or agencies  maintained by the
Trustee for such  purposes,  duly  endorsed by, or  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee  duly  executed by the Holder  hereof or such
Holder's attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized  denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge  payable in  connection  therewith.  The Seller,  the
Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all
purposes,   and  none  of  Seller,  the  Master  Servicer,   the  Trustee,   the  Securities
Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the Agreement.  Such optional  repurchase may be made only on or after the Distribution Date on which the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans is less than the percentage  of the  aggregate  Stated  Principal  Balance  specified in the Agreement of the
Mortgage  Loans at the  Cut-off  Date.  The  exercise  of such right  will  effect the early retirement of the  Certificates.  In no event,  however,  will the Trust Fund created by the
Agreement  continue  beyond the  expiration  of 21 years after the death of certain  persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the  Trustee by manual  signature,  this  Certificate  shall not be  entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 31, 2004                    JPMORGAN CHASE BANK,
                                          Not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class XP  Certificates  referred  to in the  within-mentioned
Agreement.

                                          JPMORGAN CHASE BANK,
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in its individual capacity but solely as Trustee

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                     EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

            The  Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original principal balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid principal balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy, if any;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)   which Mortgage  Loans adjust after an initial  fixed-rate  period of one, two,  three, five, seven or ten years.

Such  schedule  also  shall set forth for all of the  Mortgage  Loans,  the total  number of
Mortgage  Loans,  the total of each of the amounts  described  under (k) and (n) above,  the weighted average by principal  balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average  remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                                     EXHIBIT C
                                  [RESERVED]

                                                                     EXHIBIT D

                       REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE:   Pooling and Servicing  Agreement,  dated as of August 1, 2004 among  Structured  Asset
      Mortgage Investments II Inc., as depositor,  Wells Fargo Bank, National Association as master servicer and securities  administrator,  EMC Mortgage  Corporation and JPMorgan
      Chase  Bank,  as  trustee,  issuing  Bear  Stearns  Alt-A  Trust  2004-10,  Mortgage
      Pass-Through Certificates, Series 2004-10

      In connection  with the  administration  of the Mortgage Loans held by you pursuant to the  above-captioned  Pooling and Servicing  Agreement,  we request the release,  and hereby acknowledge  receipt,  of the Mortgage File for the Mortgage Loan described  below,  for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial
                  Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                                   EXHIBIT E

                                 FORM OF TRANSFER AFFIDAVIT

                                             Affidavit  pursuant  to Section  860E(e)(4)  of
                                             the Internal  Revenue Code of 1986, as amended,
                                             and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of Officer] of [Name of Investor]  (record or beneficial owner of the  Bear  Stearns  ALT-A  Trust  2004-10,  Mortgage  Pass-Through  Certificates,  Series
2004-10,  Class R-__  Certificates) (the "Class R Certificates")  (the "Owner"),  a [savings institution]  [corporation]  duly  organized  and  existing  under the laws of [the State of
_____] [the United States], on behalf of which he makes this affidavit.

      2.    That  the  Owner  (i) is  not  and  will  not be as of  [Closing  Date][date  of purchase] a  "disqualified  organization"  within the meaning of Section  860E(e)(5)  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an "electing  large  partnership"
within the meaning of Section  775 of the Code,  (ii) will  endeavor to remain  other than a disqualified  organization  and an electing large  partnership for so long as it retains its ownership in the Class R Certificates  and (iii) is acquiring the Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a "disqualified  organization"  means an electing large  partnership under Section
775 of the Code, the United States, any state or political  subdivision  thereof, any agency or  instrumentality  of any of the  foregoing  (other  than  an  instrumentality  all of the activities  of which are  subject to tax and,  except  for the  Federal  Home Loan  Mortgage
Corporation,  a  majority  of  whose  board  of  directors  is  not  selected  by  any  such governmental entity) or any foreign government,  international organization or any agency or instrumentality of such foreign government or organization,  any rural electric or telephone cooperative,  or any  organization  (other  than  certain  farmers'  cooperatives)  that  is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of
Class R Certificates to disqualified  organizations or electing large partnerships under the
Code, that applies to all transfers of Class R Certificates  after March 31, 1988; (ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to  electing  large partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman)  for a disqualified  organization,  on the agent;  (iii) that the person  (other  than with  respect to  transfers  to  electing  large partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to  such  person  an  affidavit  that  the  transferee  is not a disqualified  organization  and, at the time of  transfer,  such person does not have actual knowledge  that the  affidavit  is  false;  and (iv) that the  Class R  Certificates  may be
"noneconomic  residual  interests"  within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4.    That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"
holding  Class R  Certificates  if  either  the  pass-through  entity is an  electing  large partnership  under  Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified  organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated  investment company, a real estate  investment  trust or common trust fund, a partnership,  trust or estate,  and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register  the transfer of any Class R Certificates unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not consummate any such transfer  if it  knows  or  believes  that  any of the  representations  contained  in  such affidavit and agreement are false.

            6.    That the Owner has reviewed the  restrictions set forth on the face of the
Class R  Certificates  and the  provisions  of Section  5.05 of the  Pooling  and  Servicing
Agreement under which the Class R Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner consents to any  additional  restrictions  or  arrangements that  shall  be  deemed  necessary  upon  advice  of  counsel  to  constitute  a  reasonable arrangement  to  ensure  that the  Class R  Certificates  will only be  owned,  directly  or indirectly, by an Owner that is not a disqualified organization.

            8.    The Owner's Taxpayer Identification Number is # _______________.

            9.    This  affidavit  and  agreement  relates only to the Class R  Certificates held by the  Owner  and not to any  other  holder  of the  Class R  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10.   That no purpose of the Owner  relating to the transfer of any of the Class
R  Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  Section 1.860E-1 (c) and recent  amendments  thereto,  effective as of
August 19, 2002,  and (ii) the preamble  describing  the adoption of the  amendments to such regulation, which is attached hereto as Exhibit 1.

            11.   That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain outstanding.  In this  regard,  the Owner  hereby  represents  to and for the benefit of the person from whom it acquired the Class R  Certificates  that the Owner  intends to pay taxes associated  with holding such Class R Certificates  as they become due, fully  understanding that it may incur tax  liabilities  in excess  of any cash  flows  generated  by the Class R
Certificates.

            12.   That the  Owner  has no  present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy  proceeding  for so long as any of the Class R
Certificates remain outstanding.

            13.   The Owner is a citizen or resident of the United  States,  a  corporation, partnership  or other  entity  created  or  organized  in, or under the laws of,  the United
States  or any  political  subdivision  thereof,  or an estate or trust  whose  income  from sources  without the United States is  includable in gross income for United States  federal income tax purposes  regardless  of its  connection  with the conduct of a trade or business within the United States.

            14.   The Owner  hereby  agrees  that it will not cause  income from the Class R
Certificates to be attributable to a foreign  permanent  establishment or fixed base (within the  meaning of an  applicable  income tax  treaty)  of the Owner or another  United  States taxpayer.

            15.   (a)   The  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with the  Company,  the  Trustee  and the  Master  Servicer  that  the  following statements in (1) or (2) are accurate:

                        (1)   The  Certificates  (i) are not being acquired by, and will not be  transferred  to, any  employee  benefit  plan within the meaning of section  3(3) of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA") or other retirement arrangement,  including individual  retirement accounts and annuities,  Keogh plans and bank collective  investment  funds and insurance  company  general or separate  accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue Code of 1986 (the "Code") (any of the foregoing,  a
"Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
Department of Labor ("DOL")  regulation,  29 C.F.R.  ? 2510.3-101 or otherwise  under ERISA, and (iii) will not be  transferred  to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

                  (2)   The purchase of  Certificates is permissible  under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the  Code,  will not  subject  the  Company,  the  Trustee  or the  Master  Servicer  to any
obligation in addition to those undertaken in the Pooling and Servicing  Agreement and, with respect to each  source of funds  ("Source")  being  used by the  Purchaser  to acquire  the
Certificates,  each  of the  following  statements  is  accurate:  (a) the  Purchaser  is an insurance  company;  (b) the Source is assets of the Purchaser's  "general account;" (c) the conditions set forth in Prohibited  Transaction Class Exemption ("PTCE") 95-60 issued by the
DOL have been  satisfied and the  purchase,  holding and transfer of  Certificates  by or on behalf of the  Purchaser  are exempt  under PTCE 95-60;  and (d) the amount of reserves  and liabilities  for such general  account  contracts  held by or on behalf of any Plan does not exceed 10% of the total reserves and  liabilities of such general account plus surplus as of the date hereof (for purposes of this clause,  all Plans maintained by the same employer (or affiliate  thereof) or employee  organization  are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b)   The Owner will  provide the Trustee,  the Company and the Master  Servicer with an opinion of  counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the  Company  and  the  Master  Servicer  to  the  effect  that  the  purchase  of
Certificates  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under  ERISA or  Section  4975 of the Code and will not subject the  Trustee,  the Company or the Master  Servicer to any  obligation  or  liability
(including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In  addition,  the Owner  hereby  certifies,  represents  and  warrants  to, and covenants  with,  the Company,  the Trustee and the Master  Servicer that the Owner will not transfer  such  Certificates  to any Plan or person  unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

            Capitalized  terms used but not defined herein shall have the meanings  assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor has caused this  instrument  to be executed on its behalf,  pursuant to authority  of its Board of  Directors,  by its [Title of Officer]  this
____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address of Investor for receipt of distributions]

                                        Address of Investor for receipt of tax information:

      Personally  appeared before me the above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of
Officer] of the Investor,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

3

                                                                                 EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                   ______________,200___

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-10

            Re:   Bear Stearns Alt-A Trust 2004-10
                  Mortgage Pass-Through Certificates, Series 2004-10, Class__

Ladies and Gentlemen:

      ______________  (the  "Purchaser")   intends  to  purchase  from  ______________  (the
"Seller")  $_________  initial  Certificate   Principal  Balance  of  Mortgage  Pass-Through
Certificates,  Series  2004-10,  Class _____ (the  "Certificates"),  issued  pursuant to the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),  dated as of August
1, 2004 among  Structured  Asset Mortgage  Investments II Inc., as depositor (the "Seller"),
EMC Mortgage  Corporation,  Wells Fargo Bank, National  Association,  as master servicer and securities  administrator,  and JPMorgan Chase Bank, as trustee (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and
Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents  and  warrants to, and covenants with, the Seller and the Trustee that:

                  1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered  or qualified  under the  Securities  Act of 1933, as amended (the "Act") or any state  securities law, (b) the Seller is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered  and qualified  pursuant to the  provisions of the Act or any
            state   securities  law,  or  if  an  exemption  from  such   registration   and
            qualification  is available,  (d) the Pooling and Servicing  Agreement  contains
            restrictions   regarding   the  transfer  of  the   Certificates   and  (e)  the
            Certificates will bear a legend to the foregoing effect.

                  2.    The Purchaser is acquiring the  Certificates for its own account for investment  only  and not  with a view to or for  sale in  connection  with  any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.    The  Purchaser  is (a) a  substantial,  sophisticated  institutional investor  having  such  knowledge  and  experience  in  financial  and  business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor"  within the meaning of Rule 501 (a)
            promulgated pursuant to the Act.

                  4.    The Purchaser has been  furnished  with,  and has had an opportunity to review (a) a copy of the Pooling and  Servicing  Agreement and (b) such other information  concerning the  Certificates,  the Mortgage Loans and the Seller as
            has been  requested  by the  Purchaser  from the  Seller  or the  Seller  and is
            relevant  to  the  Purchaser's  decision  to  purchase  the  Certificates.   The
            Purchaser has had any questions  arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                  5.    The  Purchaser has not and will not nor has it authorized or will it authorize  any  person to (a)  offer,  pledge,  sell,  dispose  of or  otherwise transfer any  Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any
            Certificate  or any other similar  security  from any person in any manner,  (c)
            otherwise  approach or negotiate with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,
            (d) make any  general  solicitation  by means of general  advertising  or in any other  manner or (e) take any other  action,  that (as to any of (a) through (e)
            above) would  constitute a distribution of any  Certificate  under the Act, that would render the  disposition of any Certificate a violation of Section 5 of the
            Act or  any  state  securities  law,  or  that  would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell or  otherwise transfer any of the  Certificates,  except in compliance  with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser (if the  Certificate  is not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a)         is not an employee benefit or other plan subject to the
            prohibited transaction provisions of the Employee Retirement Income Security
            Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
            of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29
            C.F.R. §2510.3-101; or

                        (b)    is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account"
            (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE")
            95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

-------------------------------------------------------------------------------
                                        Very truly yours,

                                        [PURCHASER]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
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                                        By:

                                        Name:

                                        Title:
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                                                                                 EXHIBIT F-2

                       [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                  Description of Rule 144A Securities, including numbers:

            The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.          In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.          The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee and the Master Servicer (as defined to the Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Agreement"), among the Company, EMC, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the
"Trustee")) as follows:

(a)         The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)         The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)         The Buyer has been furnished with all information regarding the Rule 144A
      Securities that it has requested from the Seller, the Trustee or the Master Servicer.

(d)         Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the
      Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
      Rule 144A Securities under the 1933 Act or that would render the disposition of the
      Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)         The Buyer is a "qualified institutional buyer" as that term is defined in Rule
      144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A
      Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer (if the Rule 144A Securities are not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

(a)         is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended
      ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a
      "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any
      Certificate with "plan assets" of any Plan within the meaning of the Department of
      Labor ("DOL") regulation at 29 C.F.R. § 2510.3-101; or

(b)         is an insurance company, the source of funds to be used by it to purchase the
      Certificates is an "insurance company general account" (within the meaning of DOL
      Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under
      Sections I and III of PTCE 95-60.]

            4.    This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer
By:                                      By:
   Name:                                    Name:
   Title:                                   Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
Date:                                    Date:

                                                                        ANNEX 1 TO EXHIBIT F

                  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                  [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

1.          As indicated below, the undersigned is the President, Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

2.          In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$                                             in securities (except for the excluded
securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--    Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the
            Internal Revenue Code.

--    Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--    Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--    Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the
            Securities Exchange Act of 1934.

--    Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--    State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--    ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--    Investment Adviser.   The Buyer is an investment adviser registered under the
            Investment Advisers Act of 1940.

--    SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small
            Business Administration under Section 301(c) or (d) of the Small Business
            Investment Act of 1958.

--    Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--    Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a
            State, its political subdivisions, or any agency or instrumentality of the
            State or its political subdivisions, for the benefit of its employees, or (b)
            employee benefit plans within the meaning of Title I of the Employee Retirement
            Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.          The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi)
securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.          For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the
Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.          The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?
6.          If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of
"qualified institutional buyer" set forth in Rule 144A.
--------------------------------------------------------------------------------------------

7.          The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the
Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By:
                                         Name:
                                         Title:

                                    Date:

                                                                                 EXHIBIT F-3

                          FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                      , 20

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 2004-10

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-10

            Re:   Mortgage Pass-Through Certificates, Series 2004-10

Ladies and Gentlemen:

            In connection with the sale by              (the "Seller") to
                   (the "Purchaser") of $            Initial Certificate Principal Balance
of Mortgage Pass-Through Certificates, Series 2004-10 (the "Certificates") pursuant to the
Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing
Agreement"), among Structured Asset Mortgage Investments II Inc. (the "Company"), EMC
Mortgage Corporation ("EMC"), Wells Fargo Bank, N.A., as master servicer (the "Master
Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any
Certificate.  The Seller has not and will not sell or otherwise transfer any of the
Certificates, except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                                                                   EXHIBIT G

                                FORM OF CUSTODIAL AGREEMENT

            THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the
"Agreement"),  dated as of August 31, 2004,  by and among  JPMORGAN  CHASE BANK,  as trustee
(including  its successors  under the Pooling and Servicing  Agreement  defined  below,  the
"Trustee"),  STRUCTURED  ASSET MORTGAGE  INVESTMENTS II INC., as company  (together with any successor in interest,  the "Company"),  WELLS FARGO BANK, NATIONAL  ASSOCIATION,  as master servicer and securities  administrator (together with any successor in interest or successor under the Pooling and Servicing  Agreement  referred to below,  the "Master  Servicer")  and
WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as  custodian  (together  with any  successor  in interest or any successor appointed hereunder, the "Custodian").

                                      WITNESSETH THAT:

            WHEREAS,  the  Company,  EMC,  the Master  Servicer and the Trustee have entered into a  Pooling  and  Servicing  Agreement,  dated as of  August 1,  2004,  relating  to the issuance of Bear Stearns ALT-A Trust 2004-10,  Mortgage  Pass-Through  Certificates,  Series
2004-10 (as in effect on the date of this  agreement,  the  "Original  Pooling and Servicing
Agreement,"  and as amended and  supplemented  from time to time, the "Pooling and Servicing
Agreement"); and

            WHEREAS,  the  Custodian  has  agreed  to act as agent for the  Trustee  for the purposes of receiving and holding certain documents and other  instruments  delivered by the
Company or the Master  Servicer under the Pooling and Servicing  Agreement and the Servicers under their respective Servicing  Agreements,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter  set forth,  the Trustee,  the Company,  the Master Servicer and the
Custodian hereby agree as follows:

                                         ARTICLE I
                                        DEFINITIONS

            Capitalized  terms used in this  Agreement and not defined herein shall have the meanings  assigned  in the  Original  Pooling  and  Servicing  Agreement,  unless  otherwise required by the context herein.

                                         ARTICLE II
                               CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1 Custodian  to  Act as  Agent:  Acceptance  of  Mortgage  Files.  The
Custodian,  as the duly  appointed  agent of the  Trustee for these  purposes,  acknowledges
(subject to any exceptions noted in the Initial Certification  referred to in Section 2.3(a)
receipt of the Mortgage  Files  relating to the Mortgage  Loans  identified  on the schedule attached  hereto  (the  "Mortgage  Files")  and  declares  that it holds  and will hold such
Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

            Section 2.2 Recordation  of  Assignments.  If any Mortgage  File includes one or more  assignments of Mortgage to the Trustee in a state which is specifically  excluded from the  Opinion  of  Counsel  delivered  by the  Seller  to the  Trustee  (with  a copy  to the
Custodian)  pursuant  to the  provisions  of  Section  2.01  of the  Pooling  and  Servicing
Agreement,  each such assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records,  and the
Company,  at no  expense  to the  Custodian,  shall  promptly  cause to be  recorded  in the appropriate  public office for real property  records each such  assignment of Mortgage and, upon receipt thereof from such public office,  shall return each such assignment of Mortgage to the Custodian.

            Section 2.3 Review of Mortgage Files.

(1)   On or prior to the Closing Date,  in  accordance  with Section 2.02 of the Pooling and
Servicing Agreement,  the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing  receipt  (subject to any exceptions noted
therein) of a Mortgage File for each of the Mortgage  Loans listed on the Schedule  attached hereto (the "Mortgage Loan Schedule").

(2)   Within  90 days of the  Closing  Date,  the  Custodian  agrees,  for  the  benefit  of
Certificateholders,  to review,  in  accordance  with the  provisions of Section 2.02 of the
Pooling and Servicing  Agreement,  each such  document,  and shall deliver to the Seller and the  Trustee an  Interim  Certification  in the form  annexed  hereto as Exhibit  Two to the effect that all such  documents  have been  executed and  received  and that such  documents relate to the Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  except for any exceptions listed on Schedule A attached to such Interim Certification.  The Custodian shall be under no duty or obligation to inspect,  review or examine said  documents,  instruments, certificates  or other  papers  to  determine  that the same are  genuine,  enforceable,  or appropriate  for the  represented  purpose or that they have  actually been recorded or that they are other than what they purport to be on their face.

(3)   Not later  than 180 days  after the  Closing  Date,  the  Custodian  shall  review the
Mortgage  Files as provided  in Section  2.02 of the Pooling  and  Servicing  Agreement  and
deliver to the Seller and the Trustee a Final  Certification  in the form annexed  hereto as
Exhibit Three evidencing the completeness of the Mortgage Files.

(4)   In reviewing  the Mortgage  Files as provided  herein and in the Pooling and Servicing
Agreement,  the Custodian shall make no representation as to and shall not be responsible to verify  (i)  the  validity,  legality,  enforceability,  due  authorization,  recordability, sufficiency  or  genuineness  of any of the documents  included in any Mortgage File or (ii)
the  collectibility,  insurability,  effectiveness or suitability of any of the documents in any Mortgage File.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage
Loans missing from  the Mortgage Files.

            Section 2.4 Notification of Breaches of  Representations  and  Warranties.  Upon
discovery  by the  Custodian  of a breach  of any  representation  or  warranty  made by the
Company as set forth in the Pooling and Servicing  Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian  shall give prompt written notice to the Company, the related Servicer and the Trustee.

            Section 2.5 Custodian to Cooperate:  Release of Mortgage Files.  Upon receipt of written  notice from the Trustee that the Mortgage  Loan Seller has  repurchased  a Mortgage
Loan  pursuant to Article II of the Pooling and Servicing  Agreement,  and that the purchase price  therefore  has been  deposited  in the  Master  Servicer  Collection  Account  or the
Distribution  Account,  then the Custodian  agrees to promptly  release to the Mortgage Loan
Seller the related Mortgage File.

            Upon the Custodian's  receipt of a request for release (a "Request for Release")
substantially  in the form of Exhibit D to the Pooling and Servicing  Agreement  signed by a
Servicing  Officer of the related Servicer stating that it has received payment in full of a
Mortgage  Loan or that  payment  in full will be  escrowed  in a manner  customary  for such purposes,  the  Custodian  agrees  promptly to release to the related  Servicer  the related
Mortgage  File.  The Company shall  deliver to the  Custodian  and the  Custodian  agrees to accept the Mortgage Note and other documents  constituting the Mortgage File with respect to any Substitute Mortgage Loan.

            From time to time as is  appropriate  for the  servicing or  foreclosure  of any
Mortgage Loan, including,  for this purpose,  collection under any Primary Insurance Policy, the related  Servicer  shall  deliver to the  Custodian  a Request  for Release  signed by a
Servicing Officer  requesting that possession of all of the Mortgage File be released to the related  Servicer  and  certifying  as to the reason for such  release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any of the Insurance  Policies.  Upon receipt of the foregoing,  the Custodian shall deliver the Mortgage File to the related  Servicer.  The related  Servicer shall cause each Mortgage
File or any  document  therein so released to be  returned  to the  Custodian  when the need therefore by the related  Servicer no longer  exists,  unless (i) the Mortgage Loan has been liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Master Servicer  Collection Account or the Distribution  Account or (ii) the Mortgage
File or such  document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure  of the  Mortgaged  Property  either  judicially or non-judicially,  and the related  Servicer has delivered to the Custodian a certificate of a
Servicing  Officer  certifying  as to the name  and  address  of the  Person  to which  such
Mortgage File or such document was delivered and the purpose or purposes of such delivery.

            At any time that a Servicer is  required  to deliver to the  Custodian a Request for Release,  the Servicer  shall deliver two copies of the Request for Release if delivered in hard copy or the  Servicer may furnish  such  Request for Release  electronically  to the
Custodian,  in which event the Servicing  Officer  transmitting  the same shall be deemed to have  signed the  Request  for  Release.  In  connection  with any  Request for Release of a
Mortgage File because of a repurchase of a Mortgage Loan,  such Request for Release shall be accompanied by an assignment of mortgage, without recourse,  representation or warranty from the Trustee to the  Mortgage  Loan Seller and the  related  Mortgage  Note shall be endorsed without recourse,  representation or warranty by the Trustee and be returned to the Mortgage
Loan Seller.  In  connection  with any Request for Release of a Mortgage File because of the payment in full of a Mortgage  Loan,  such  Request for Release  shall be  accompanied  by a certificate of  satisfaction  or other similar  instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

            Section 2.6 Assumption  Agreements.  In the event that any assumption agreement, substitution  of liability  agreement  or sale of  servicing  agreement is entered into with respect to any Mortgage  Loan subject to this  Agreement  in  accordance  with the terms and provisions  of the Pooling  and  Servicing  Agreement,  the Master  Servicer,  to the extent provided in the related Servicing Agreement,  shall cause the related Servicer to notify the
Custodian that such  assumption or  substitution  agreement has been completed by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such Mortgage File to the same extent as all other  documents and  instruments  constituting parts thereof.

                                        ARTICLE III
                                  CONCERNING THE CUSTODIAN

            Section 3.1 Custodian as Bailee and Agent of the  Trustee.  With respect to each
Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File which are delivered  to the  Custodian,  the  Custodian  is  exclusively  the  bailee and agent of the
Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage for the benefit of any person other than the Trustee and the  Certificateholders and undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note, Mortgage or Mortgage  File shall be delivered by the  Custodian to the Company,  the Servicers or the
Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2 Reserved.

            Section 3.3 Custodian May Own  Certificates.  The Custodian in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

            Section 3.4 Master  Servicer to Pay  Custodian's  Fees and Expenses.  The Master
Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian shall be  entitled  to,  reasonable  compensation  for all  services  rendered  by it in the exercise and  performance of any of the powers and duties  hereunder of the  Custodian,  and the Master  Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance with any of the provisions of this  Agreement  (including  the  reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not regularly in its employ), except any such  expense,  disbursement  or advance as may arise from its  negligence or bad faith or to the extent that such cost or expense is indemnified  by the Company  pursuant to the Pooling and Servicing Agreement.

            Section 3.5 Custodian  May Resign  Trustee May Remove  Custodian.  The Custodian
may resign from the  obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon receiving such notice of resignation,  the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a  successor  Custodian  by  written  instrument,  in  duplicate,  one copy of which instrument  shall be  delivered to the  resigning  Custodian  and one copy to the  successor
Custodian.  If the  Trustee  shall  not have  taken  custody  of the  Mortgage  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the  Custodian at any time with the consent of the Master
Servicer.  In such  event,  the Trustee  shall  appoint,  or  petition a court of  competent jurisdiction to appoint, a successor Custodian  hereunder.  Any successor Custodian shall be a  depository  institution  subject  to  supervision  or  examination  by  federal  or state authority,  shall be able to satisfy  the other  requirements  contained  in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

            Any  resignation  or removal of the  Custodian  and  appointment  of a successor
Custodian  pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be  appointed by the Trustee  without the prior  approval of the
Company and the Master Servicer.

            Section 3.6 Merger or  Consolidation  of  Custodian.  Any Person  into which the
Custodian  may be merged or  converted or with which it may be  consolidated,  or any Person resulting from any merger,  conversion or  consolidation  to which the Custodian  shall be a party, or any Person succeeding to the business of the Custodian,  shall be the successor of the Custodian hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7 Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to  supervision or examination by a federal or state  authority,  has a  combined  capital  and  surplus  of at  least  $15,000,000  and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                         ARTICLE IV
                                  MISCELLANEOUS PROVISIONS

            Section 4.1 Notices.  All  notices,  requests,  consents  and  demands and other communications  required  under  this  Agreement  or  pursuant  to any other  instrument  or document  delivered  hereunder  shall  be in  writing  and,  unless  otherwise  specifically provided,  may be delivered personally,  by telegram or telex, or by registered or certified mail,  postage  prepaid,  return  receipt  requested,  at  the  addresses  specified  on the signature  page hereof  (unless  changed by the  particular  party  whose  address is stated
herein by similar  notice in  writing),  in which case the notice  will be deemed  delivered when received.

            Section 4.2 Amendments.  No  modification  or amendment of or supplement to this
Agreement  shall be valid or  effective  unless  the same is in  writing  and  signed by all parties  hereto,  and neither the Company,  the Master  Servicer nor the Trustee shall enter into any amendment  hereof except as permitted by the Pooling and Servicing  Agreement.  The
Trustee  shall give prompt  notice to the  Custodian of any  amendment or  supplement to the
Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3 GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  DEEMED A  CONTRACT  MADE
UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED  AND  ENFORCED IN  ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4 Recordation  of  Agreement.  To the extent  permitted by  applicable law, this  Agreement is subject to recordation  in all  appropriate  public offices for real property records in all the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are  situated,  and in any other  appropriate public recording office or elsewhere,  such recordation to be effected by the Company and at the  Trust's  expense,  but  only  upon  direction  accompanied  by an  Opinion  of  Counsel reasonably  satisfactory  to the  Company to the  effect  that the  failure  to effect  such
recordation   is  likely  to  materially   and   adversely   affect  the  interests  of  the
Certificateholders.

            For the purpose of  facilitating  the  recordation  of this  Agreement as herein provided  and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

            Section 4.5 Severability  of  Provisions.  If any one or more of the  covenants, agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS  WHEREOF,  this  Agreement  is  executed  as of the date first  above written.

Address:                                JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                By:
                                        Name:
Attention:                              Title:
Telecopy:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                        By:
                                        Name:  Baron Silverstein
                                        Title:      Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:
Columbia, Maryland 21045                Name:
Attention: BSALTA 2004-10               Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2004-10               Title:
Telecopier: (612) 667-1068

STATE OF NEW YORK )
                        )ss.:
COUNTY OF NEW YORK      )

            On the      31st day of August 2004  before me, a notary  public in and for said
State,  personally  appeared  _______________,  known  to  me  to  be a  _________________of
JPMorgan  Chase  Bank,  a New York  State  banking  corporation  that  executed  the  within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[SEAL]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD     )

            On the 31st day of  August  2004  before  me,  a notary  public  in and for said
State,  personally appeared Stacey Taylor,  known to me to be an Assistant Vice President of
Wells Fargo Bank,  National  Association,  a national banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking association,  and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[SEAL]

STATE OF NEW YORK    )
                        )ss.:
COUNTY OF NEW YORK      )

            On the 31st day of  August  2004  before  me,  a notary  public  in and for said
State,  personally  appeared  Baron  Silverstein,  known  to me to be a  Vice  President  of
Structured  Asset Mortgage  Investments II Inc., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD     )

            On the 31st day of  August  2004  before  me,  a notary  public  in and for said
State,  personally appeared  _____________,  known to me to be a/an _______________ of Wells
Fargo  Bank,  National  Association,  one of  the  corporations  that  executed  the  within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[Notarial Seal]

                                        EXHIBIT ONE

                          FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                 __, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179
-------------------------------------------------------------------------------
Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10

            Re:   Custodial  Agreement,  dated as of  August  31,  2004,  by and
                  among   JPMorgan   Chase  Bank,   Structured   Asset  Mortgage
                  Investments  Inc. and Wells Fargo Bank,  National  Association
                  relating  to  Bear  Stearns  ALT-A  Trust  2004-10,   Mortgage
                  Pass-Through Certificates, Series 2004-10

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  and subject  to Section  2.02 of the  Pooling  and  Servicing  Agreement,  the  undersigned,  as
Custodian,  hereby  certifies  that it has  received  a Mortgage  File  (which  contains  an original  Mortgage Note or lost note  affidavit)  to the extent  required in Section 2.01 of the  Pooling  and  Servicing  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: _______________________________
                                          Name:
                                          Title:

                                        EXHIBIT TWO

                          FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__

JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention:  Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10

            Re: Custodial Agreement, dated as of August 31, 2004, by and among
                JPMorgan Chase Bank, Structured Asset Mortgage Investments II
                Inc. and Wells Fargo Bank, National Association relating to
                Bear Stearns ALT-A Trust 2004-10, Mortgage Pass-Through
                Certificates, Series 2004-10

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File to the extent  required  pursuant  to Section  2.01 of the  Pooling and  Servicing  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  and it has reviewed the
Mortgage  File  and the  Mortgage  Loan  Schedule  and has  determined  that:  all  required documents  have been executed and received and that such  documents  related to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  with any  exceptions  listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                       EXHIBIT THREE

                           FORM OF CUSTODIAN FINAL CERTIFICATION

                                                __________, 20__

JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10

            Re: Custodial Agreement, dated as of August 31, 2004, by and among
                JPMorgan Chase Bank, Structured Asset Mortgage Investments Inc.
                and Wells Fargo Bank, National Association relating to Bear
                Stearns ALT-A Trust 2004-10, Mortgage Pass-Through
                Certificates, Series 2004-10

Ladies and Gentlemen:

            In accordance with Section 2.3 of the  above-captioned  Custodial  Agreement and subject to Section  2.02(b) of the Pooling and  Servicing  Agreement,  the  undersigned,  as
Custodian,  hereby certifies that,  subject to any exceptions  listed on Schedule A attached hereto,  it has received a Mortgage  File with respect to each  Mortgage  Loan listed in the
Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

            (i) The original  Mortgage Note,  endorsed  without recourse to the order of the
      Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the Trustee or a lost note affidavit  together with a copy of the related Mortgage Note;

            (ii)  the original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan, noting the presence of the MIN and language  indicating  that such  Mortgage Loan is a
      MOM Loan,  which shall have been  recorded  (or if the  original is not  available,  a copy), with evidence of such recording indicated thereon;

            (iii) unless  the  Mortgage  Loan  is a  MOM  Loan,  a  certified  copy  of  the assignment  (which  may be in the form of a blanket  assignment  if  permitted  in the jurisdiction  in which the Mortgaged  Property is located) to "JPMorgan Chase Bank, as
      Trustee,"  with  evidence of recording  with respect to each Mortgage Loan in the name of the Trustee thereon;

            (iv)  all intervening assignments of the Security Instrument,  if applicable and only to the extent available to the Seller with evidence of recording thereon;

            (v) the  original  or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any,

            (vi)  the original  policy of title  insurance  or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance, and

            (vii) originals of all modification agreements, if applicable and available.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned  Custodial Agreement or in the Pooling and Servicing
Agreement, as applicable.

                                                WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                By:
                                                Name:
                                                Title:

                                                                   EXHIBIT H-1

                              COUNTRYWIDE SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                                 EXHIBIT H-2

                                  EMC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-3

                               GREENPOINT SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-4

                               SOUTHTRUST SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-5

                              WELLS FARGO SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                                   EXHIBIT I

                             ASSIGNMENT AGREEMENTS

                            (See Tabs 7 through 11)

                                                                                   EXHIBIT J

                          FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                              MORTGAGE LOAN PURCHASE AGREEMENT

                                          between

                                  EMC MORTGAGE CORPORATION

                                  as Mortgage Loan Seller

                                            and

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                        as Purchaser

                                        Dated as of

                                      August 31, 2004

                       Structured Asset Mortgage Investments II Inc.
            Bear Stearns ALT-A Trust 2004-10, Mortgage Pass-Through Certificates

                               TABLE OF CONTENTS

SECTION 7.    Representations and Warranties of Mortgage
                          Loan Seller Concerning the Mortgage Loans..........8
SECTION 8.    Representations and Warranties Concerning

SECTION 17.  Representations, Warranties and Agreements to Survive Delivery.20

  EXHIBIT 2       MORTGAGE LOAN SCHEDULE INFORMATION.....................E-2-1

  EXHIBIT 6       Standard & Poor's LEVELS® Glossary,

                                  EXHIBITS AND SCHEDULE TO
                              MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Exhibit 6   Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule

                                             2

                       MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE  LOAN PURCHASE  AGREEMENT,  dated as of August 31, 2004, as amended and supplemented  by any and all  amendments  hereto  (collectively,  the  "Agreement"),  by and between EMC MORTGAGE CORPORATION,  a Delaware corporation (the "Mortgage Loan Seller"),  and
STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement,  the Mortgage
Loan Seller agrees to sell,  and the  Purchaser  agrees to purchase,  certain  conventional, first lien mortgage loans secured  primarily by one- to four-family  residential  properties
(collectively,  the "Mortgage Loans") as described herein.  The Purchaser intends to deposit the  Mortgage  Loans into a trust fund (the  "Trust  Fund") and create  Bear  Stearns  ALT-A
Trust, Mortgage  Pass-Through  Certificates,  Series 2004-10 (the  "Certificates"),  under a pooling  and  servicing  agreement,  to be dated as of August 1,  2004  (the  "Pooling  and
Servicing  Agreement"),   among  the  Purchaser,  as  seller,  Wells  Fargo  Bank,  National
Association,  as master  servicer and  securities  administrator,  JPMorgan  Chase Bank,  as trustee (the "Trustee") and EMC Mortgage Corporation.

            The  Purchaser  has filed  with the  Securities  and  Exchange  Commission  (the
"Commission")  a  registration  statement  on Form S-3 (Number  333-115122)  relating to its
Mortgage  Pass-Through  Certificates  and the offering of certain series thereof  (including certain  classes of the  Certificates)  from time to time in accordance  with Rule 415 under the  Securities  Act of 1933, as amended,  and the rules and  regulations  of the Commission promulgated thereunder (the "Securities Act"). Such registration  statement,  when it became effective  under the Securities  Act, and the prospectus  relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public  Offering"),  as from time to time each is amended or  supplemented  pursuant to the Securities  Act or otherwise,  are referred to herein as the "Registration Statement" and the "Prospectus,"  respectively.  The
"Prospectus  Supplement"  shall  mean  that  supplement,   dated  August  27,  2004  to  the
Prospectus,  dated May 14,  2004,  relating  to certain  classes of the  Certificates.  With respect to the Public  Offering of certain  classes of the  Certificates,  the Purchaser and
Bear,  Stearns & Co. Inc.  ("Bear  Stearns") have entered into a terms agreement dated as of
August 27, 2004 to an underwriting  agreement dated July 29, 2003, between the Purchaser and
Bear Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION 1.  Definitions.  Certain terms are defined  herein.  Capitalized  terms used herein but not defined  herein  shall have the  meanings  specified  in the Pooling and
Servicing Agreement. The following other terms are defined as follows:

            Acquisition  Price:  Cash in an amount equal to  $__________  (plus  $_______ in accrued interest)1.

            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: August 31, 2004.

            Cut-off Date: August 1, 2004.

            Cut-off Date Balance: $1,083,005,679.

            Deleted  Mortgage  Loan:  A  Mortgage  Loan  replaced  or  to be  replaced  by a
Substitute Mortgage Loan.

            Due Date:  With respect to each Mortgage  Loan,  the date in each month on which its  Scheduled  Payment is due, if such due date is the first day of a month,  and otherwise is deemed to be the first day of the  following  month or such other date  specified  in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's: Moody's Investors Service, Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File:  The items  referred to in Exhibit 1 pertaining  to a particular
Mortgage Loan and any additional  documents  required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

            Mortgage  Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion of Counsel:  A written  opinion of  counsel,  who may be counsel for the
Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,  partnership, joint venture,  association,  joint stock company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

            Purchase  Price:  With  respect to any Mortgage  Loan (or any property  acquired with respect  thereto)  required to be repurchased  by the Mortgage Loan Seller  pursuant to this Agreement or Article II of the Pooling and Servicing Agreement,  an amount equal to the sum of (i)(a) 100% of the  Outstanding  Principal  Balance of such  Mortgage  Loan as of the date of repurchase (or if the related Mortgaged  Property was acquired with respect thereto,
100% of the Outstanding Principal Balance at the date of the acquisition),  plus (b) accrued but unpaid interest on the Outstanding  Principal  Balance at the related Mortgage  Interest
Rate, through and including the last day of the month of repurchase,  and reduced by (c) any portion of the Master Servicing  Compensation,  Monthly Advances and advances payable to the purchaser  of the  Mortgage  Loan and (ii) any costs and  damages  (if any)  incurred by the
Trust in connection with any violation of such Mortgage Loan of any  anti-predatory  lending laws.

            Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written  instrument  creating  a valid  first lien on a
Mortgaged  Property  securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust,  deed to secure  debt or  security  deed,  including  any  riders or  addenda thereto.

            Standard  & Poor's:  Standard  & Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage Loan: A mortgage loan  substituted  for a Deleted  Mortgage
Loan which must meet on the date of such substitution the requirements  stated herein and in the Pooling and Servicing Agreement;  upon such substitution,  such mortgage loan shall be a
"Mortgage Loan" hereunder.

            Value:  The value of the Mortgaged  Property at the time of  origination  of the related  Mortgage  Loan,  such value being the lesser of (i) the value of such  property set forth in an appraisal  accepted by the  applicable  originator  of the Mortgage Loan or (ii)
the sales price of such property at the time of origination.

            SECTION 2.  Purchase and Sale of the Mortgage Loans and Related Rights.

            (i)   Upon  satisfaction  of the conditions set forth in Section 10 hereof,  the
Mortgage Loan Seller agrees to sell,  and the Purchaser  agrees to purchase  Mortgage  Loans having an  aggregate  outstanding  principal  balance  as of the  Cut-off  Date equal to the
Cut-off Date Balance.

            (ii)  The  closing  for the  purchase  and sale of the  Mortgage  Loans  and the closing for the  issuance  of the  Certificates  will take place on the Closing  Date at the office of the  Purchaser's  counsel in New York, New York or such other place as the parties shall agree.

            (iii) Upon the  satisfaction  of the  conditions set forth in Section 10 hereof, on the Closing  Date,  the Purchaser  shall pay to the Mortgage Loan Seller the  Acquisition
Price  for the  Mortgage  Loans in  immediately  available  funds by wire  transfer  to such account or accounts as shall be designated by the Mortgage Loan Seller.

            (iv)  In  addition  to the  foregoing,  on the Closing  Date the  Mortgage  Loan
Seller  assigns to the  Purchaser  all of its right,  title and  interest  in the  Servicing
Agreements  (other than its right to enforce the  representations  and  warranties set forth therein).

            SECTION 3.  Mortgage Loan Schedules.  The Mortgage Loan Seller agrees to provide to the  Purchaser as of the date hereof a  preliminary  listing of the  Mortgage  Loans (the
"Preliminary  Mortgage Loan Schedule")  setting forth the information listed on Exhibit 2 to this  Agreement  with respect to each of the Mortgage  Loans being sold by the Mortgage Loan
Seller.  If there are changes to the Preliminary  Mortgage Loan Schedule,  the Mortgage Loan
Seller shall provide to the  Purchaser as of the Closing Date a final  schedule (the "Final
Mortgage  Loan  Schedule")  setting  forth  the  information  listed  on  Exhibit  2 to this
Agreement  with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the  Purchaser.  The Final  Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date,  shall be attached to an amendment to this Agreement to be executed on the
Closing Date by the parties hereto and shall be in form and substance  mutually agreed to by the Mortgage Loan Seller and the  Purchaser  (the  "Amendment").  If there are no changes to the Preliminary Mortgage Loan Schedule,  the Preliminary Mortgage Loan Schedule shall be the
Final Mortgage Loan Schedule for all purposes hereof.

            SECTION 4.  Mortgage Loan Transfer.

            (i)   The Purchaser will be entitled to all scheduled  payments of principal and interest on the  Mortgage  Loans due after the Cut-off  Date  (regardless  of when  actually collected) and all payments thereon,  other than scheduled principal and interest,  received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled  payments of  principal  and  interest  on the  Mortgage  Loans  due on or  before  the  Cut-off  Date
(including  payments collected after the Cut-off Date) and all payments thereon,  other than scheduled  principal and interest,  received on or before the Cut-off Date.  Such  principal amounts and any interest  thereon  belonging to the Mortgage Loan Seller as described  above will not be included in the aggregate  outstanding  principal  balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            (ii)  Pursuant to various  conveyancing  documents to be executed on the Closing
Date and pursuant to the Pooling and Servicing  Agreement,  the Purchaser will assign on the
Closing  Date all of its  right,  title and  interest  in and to the  Mortgage  Loans to the
Trustee for the benefit of the  Certificateholders.  In  connection  with the  transfer  and assignment of the Mortgage Loans,  the Mortgage Loan Seller has delivered or will deliver or cause to be  delivered to the Trustee by the Closing Date or such later date as is agreed to by the  Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is  referred  to as a "Mortgage  File  Delivery  Date"),  the items of each  Mortgage  File, provided,  however, that in lieu of the foregoing,  the Mortgage Loan Seller may deliver the following  documents,  under the  circumstances set forth below: (x) in lieu of the original
Security  Instrument,  assignments to the Trustee or intervening  assignments  thereof which have been  delivered,  are being  delivered or will,  upon receipt of recording  information relating to the  Security  Instrument  required  to be included  thereon,  be  delivered  to recording  offices for  recording  and have not been returned to the Mortgage Loan Seller in time to permit their  delivery as specified  above,  the Mortgage  Loan Seller may deliver a true copy thereof with a  certification  by the  Mortgage  Loan Seller,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original, which  has  been  transmitted  for  recording"  (y)  in  lieu  of the  Security  Instrument,
assignments  to  the  Trustee  or  intervening   assignments   thereof,  if  the  applicable
jurisdiction  retains the originals of such documents (as evidenced by a certification  from the Mortgage  Loan Seller to such effect) the Mortgage  Loan Seller may deliver  photocopies
of  such  documents   containing  an  original   certification  by  the  judicial  or  other
governmental  authority of the jurisdiction  where such documents were recorded;  and (z) in lieu of the Mortgage  Notes  relating to the Mortgage  Loans,  each  identified  in the list delivered  by the  Purchaser  to the  Trustee on the  Closing  Date and  attached  hereto as
Exhibit 5, the Mortgage Loan Seller may deliver lost note  affidavits and indemnities of the
Mortgage Loan Seller;  and provided  further,  however,  that in the case of Mortgage  Loans which have been  prepaid in full after the Cut-off Date and prior to the Closing  Date,  the
Mortgage Loan Seller, in lieu of delivering the above documents,  may deliver to the Trustee a  certification  by the Mortgage  Loan Seller or the Master  Servicer to such  effect.  The
Mortgage  Loan  Seller  shall  deliver  such  original  documents  (including  any  original documents as to which  certified  copies had  previously  been  delivered) or such certified copies to the Trustee  promptly  after they are  received.  The  Mortgage  Loan Seller shall cause the Mortgage and intervening  assignments,  if any, and the assignment of the Security
Instrument  to be  recorded  not later than 180 days after the  Closing  Date,  unless  such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

            (iii) The Mortgage Loan Seller and the Purchaser  acknowledge hereunder that all of the Mortgage  Loans and the related  servicing  will  ultimately  be assigned to JPMorgan
Chase Bank, as Trustee for the Certificateholders, on the date hereof.

            SECTION 5.  Examination of Mortgage Files.

            (i)   On or before the Mortgage  File  Delivery  Date,  the Mortgage Loan Seller
will have made the Mortgage  Files  available to the Purchaser or its agent for  examination which may be at the offices of the Trustee or the Mortgage  Loan Seller  and/or the Mortgage
Loan  Seller's  custodian.  The fact that the  Purchaser  or its agent has  conducted or has failed to conduct  any  partial or  complete  examination  of the  Mortgage  Files shall not affect the Purchaser's  rights to demand cure,  repurchase,  substitution or other relief as provided in this Agreement. In furtherance of the foregoing,  the Mortgage Loan Seller shall make the Mortgage  Files  available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's  compliance with the delivery and recordation  requirements  of this  Agreement  and the Pooling and Servicing  Agreement.  In
addition,  upon request of the Purchaser,  the Mortgage Loan Seller agrees to provide to the
Purchaser,  Bear Stearns and to any investors or prospective  investors in the  Certificates information  regarding the Mortgage  Loans and their  servicing,  to make the Mortgage Files available to the  Purchaser,  Bear Stearns and to such  investors or  prospective  investors
(which may be at the offices of the Mortgage  Loan Seller  and/or the Mortgage Loan Seller's
custodian)  and to make  available  personnel  knowledgeable  about the  Mortgage  Loans for discussions  with the Purchaser,  Bear Stearns and such investors or prospective  investors, upon reasonable  request during regular business hours,  sufficient to permit the Purchaser,
Bear Stearns and such investors or potential  investors to conduct such due diligence as any such party reasonably believes is appropriate.

            (ii)  Pursuant to the Pooling and Servicing  Agreement,  on the Closing Date the
Trustee,  for the benefit of the  Certificateholders,  will review or cause the Custodian to review items of the  Mortgage  Files as set forth on Exhibit 1 and will deliver or cause the
Custodian  to deliver to the  Mortgage  Loan  Seller an  initial  certification  in the form attached as Exhibit One to the Custodial Agreement.

            (iii) Pursuant  to the Pooling and  Servicing  Agreement,  within 90 days of the
Closing  Date,  the Trustee will review or shall cause the  Custodian to review items of the
Mortgage  Files as set forth on Exhibit 1 and will deliver to the  Mortgage  Loan Seller and the Master  Servicer an interim  certification  substantially  in the form of Exhibit Two to the Custodial Agreement.

            (iv)  Pursuant to the Pooling and  Servicing  Agreement,  within 180 days of the
Closing Date (or, with respect to any Substitute  Mortgage  Loan,  within five Business Days after the receipt by the Trustee or Custodian  thereof) the Trustee will review or cause the
Custodian to review  items of the Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer a final  certification  substantially in the form of Exhibit Three to the Custodial Agreement.  If the Trustee is unable to deliver a final  certification  with respect to the items listed in Exhibit 1 due to any document that is missing,  has not been executed,  is unrelated,  determined on the basis of the Mortgagor name,  original  principal  balance and loan number, to the Mortgage Loans identified in the
Final Mortgage Loan Schedule (a "Material  Defect"),  the Trustee or the  Custodian,  as its
agent,  shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage
Loan Seller shall correct or cure any such  Material  Defect within 90 days from the date of notice from the Trustee or the Custodian,  as its agent,  of the Material  Defect and if the
Mortgage  Loan Seller does not correct or cure such  Material  Defect within such period and such defect materially and adversely affects the interests of the  Certificateholders in the related  Mortgage Loan,  the Mortgage Loan Seller will, in accordance  with the terms of the
Pooling and Servicing Agreement,  within 90 days of the date of notice,  provide the Trustee with a Substitute  Mortgage  Loan (if within two years of the Closing  Date) or purchase the related Mortgage Loan at the applicable Purchase Price;  provided that, if such defect would cause the  Mortgage  Loan to be other  than a  "qualified  mortgage"  as  defined in Section
860G(a)(3) of the Code, any such cure,  repurchase or substitution must occur within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect relates solely to the  inability  of the  Mortgage  Loan  Seller to deliver  the  original  security instrument or intervening  assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable  jurisdiction, the  Mortgage  Loan  Seller  shall not be required to  purchase  such  Mortgage  Loan if the
Mortgage  Loan Seller  delivers  such  original  documents or certified  copy  promptly upon receipt,  but in no  event  later  than 360 days  after  the  Closing  Date.  The  foregoing repurchase  obligation  shall not apply in the event that the  Mortgage  Loan Seller  cannot deliver such original or copy of any document  submitted  for  recording to the  appropriate recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided that the Mortgage  Loan Seller shall  instead  deliver a recording receipt of such  recording  office or, if such receipt is not  available,  a certificate  of
Mortgage  Loan  Seller or a  Servicing  Officer  confirming  that such  documents  have been accepted for recording,  and delivery to the Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within  thirty days of its receipt of the original recorded document.

            (v)   At the time of any  substitution,  the Mortgage  Loan Seller shall deliver or cause to be delivered the Substitute  Mortgage  Loan,  the related  Mortgage File and any other  documents  and payments  required to be delivered in connection  with a  substitution pursuant  to  the  Pooling  and  Servicing  Agreement.  At  the  time  of  any  purchase  or substitution,  the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the  Custodian  to release the  documents  (including,  but not  limited  to, the  Mortgage,
Mortgage  Note  and  other  contents  of the  Mortgage  File)  in its  possession  or in the possession  of the  Custodian  relating to the Deleted  Mortgage  Loan and (ii)  execute and deliver such instruments of transfer or assignment,  in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            SECTION 6.  Recordation of Assignments of Mortgage.

            (i)   The Mortgage Loan Seller  shall,  promptly  after the Closing Date,  cause each Mortgage and each  assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded  intervening  assignments,  if any,  delivered on or prior to the Closing
Date,  to be  recorded  in all  recording  offices in the  jurisdictions  where the  related
Mortgaged  Properties  are located;  provided,  however,  the Mortgage  Loan Seller need not cause  to be  recorded  any  assignment  which  relates  to a  Mortgage  Loan  if  (a)  such recordation  is not  required  by the Rating  Agencies  or an  Opinion  of Counsel  has been provided  to the  Trustee  which  states  that the  recordation  of such  assignment  is not necessary  to protect the  Trustee's  interest in the related  Mortgage  Loan or (b) MERS is identified  on the  Mortgage  or a properly  recorded  assignment  of the  Mortgage,  as the
Mortgagee of record  solely as nominee for the Mortgage Loan Seller and its  successors  and assigns;  provided,  however,  notwithstanding the delivery of any Opinion of Counsel,  each assignment  of Mortgage  shall be submitted for recording by the Mortgage Loan Seller in the manner  described  above,  at no expense to the Trust Fund or Trustee,  upon the earliest to occur of (i)  reasonable  direction  by the Holders of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating not less than 25% of the Trust,  (ii) the occurrence of an
Event of Default,  (iii) the occurrence of a bankruptcy,  insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing  transfer as described in
Section 8.02 of the Pooling and Servicing Agreement.

            While each such  Mortgage or  assignment is being  recorded,  if necessary,  the
Mortgage  Loan Seller  shall leave or cause to be left with the Trustee a certified  copy of such Mortgage or  assignment.  In the event that,  within 180 days of the Closing Date,  the
Trustee has not been provided an Opinion of Counsel as described above or received  evidence of recording with respect to each Mortgage Loan  delivered to the Purchaser  pursuant to the terms  hereof or as set forth  above,  the failure to provide  evidence of recording or such
Opinion of Counsel (in the alternative,  if required) shall be considered a Material Defect, and the provisions of Section 5(iii) and (iv) shall apply. All customary  recording fees and reasonable  expenses  relating  to the  recordation  of the  assignments  of mortgage to the
Trustee or the Opinion of Counsel,  as the case may be, shall be borne by the Mortgage  Loan
Seller.

            (ii)  It is the express  intent of the parties hereto that the conveyance of the
Mortgage  Loans by the  Mortgage  Loan  Seller to the  Purchaser,  as  contemplated  by this
Agreement  be, and be treated as, a sale. It is,  further,  not the intention of the parties that such  conveyance  be deemed a pledge of the Mortgage  Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller.  However, in the event that,  notwithstanding  the intent of the parties,  the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller,  then (a) this  Agreement shall also be deemed to be a security  agreement  within  the  meaning of  Articles 9 of the applicable  Uniform  Commercial  Code;  (b) the transfer of the Mortgage  Loans provided for herein  shall be deemed to be a grant by the  Mortgage  Loan  Seller to the  Purchaser  of a security  interest in all of the Mortgage Loan Seller's right,  title and interest in and to the  Mortgage  Loans  and all  amounts  payable  to the  holders  of the  Mortgage  Loans in accordance  with  the  terms  thereof  and all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash, instruments,  securities or other property, to the extent the Purchaser  would  otherwise be entitled to own such  Mortgage  Loans and proceeds pursuant to Section 4 hereof,  including all amounts,  other than investment earnings,  from time to time held or invested in any accounts  created pursuant to the Pooling and Servicing
Agreement,  whether in the form of cash, instruments,  securities or other property; (c) the possession  by the  Purchaser  or the  Trustee of  Mortgage  Notes and such  other  items of property as constitute  instruments,  money,  negotiable documents or chattel paper shall be deemed to be  "possession  by the secured  party" for  purposes of  perfecting  the security interest  pursuant to Section  9-313 (or  comparable  provision) of the  applicable  Uniform
Commercial   Code;  and  (d)   notifications   to  persons   holding  such   property,   and
acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations  from,  financial intermediaries,  bailees or agents  (as  applicable)  of the  Purchaser  for the  purpose of perfecting  such security  interest under  applicable law. Any assignment of the interest of the  Purchaser  pursuant to any  provision  hereof or pursuant to the Pooling and  Servicing
Agreement shall also be deemed to be an assignment of any security  interest created hereby.
The  Mortgage  Loan  Seller and the  Purchaser  shall,  to the extent  consistent  with this
Agreement,  take  such  actions  as may be  reasonably  necessary  to ensure  that,  if this
Agreement  were deemed to create a security  interest in the Mortgage  Loans,  such security interest  would be  deemed to be a  perfected  security  interest  of first  priority  under applicable  law and  will be  maintained  as such  throughout  the term of the  Pooling  and
Servicing Agreement.

            SECTION 7.  Representations  and Warranties of Mortgage Loan Seller  Concerning
the  Mortgage  Loans.  The  Mortgage  Loan  Seller  hereby  represents  and  warrants to the
Purchaser as of the Closing  Date or such other date as may be specified  below with respect to each Mortgage Loan being sold by it:

            (i)...the  information  set forth in the Mortgage Loan  Schedule  hereto is true and correct in all material  respects and the information  provided to the Rating  Agencies, including  the  Mortgage  Loan level  detail,  is true and correct  according  to the Rating
Agency requirements;

            (ii)..immediately  prior to the transfer to the  Purchaser,  the  Mortgage  Loan
Seller was the sole owner of beneficial  title and holder of each Mortgage and Mortgage Note relating to the Mortgage  Loans and is conveying the same to the Purchaser free and clear of any and  all  liens,  claims,  encumbrances,  participation  interests,  equities,  pledges, charges or security  interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

            (iii).each  Mortgage  Loan at the  time it was  made  complied  in all  material respects with all applicable laws and regulations,  including,  without  limitation,  usury, equal credit opportunity,  disclosure and recording laws and all predatory lending laws; and
each  Mortgage  Loan has been  serviced  in all  material  respects in  accordance  with all applicable  laws  and  regulations,  including,  without  limitation,  usury,  equal  credit opportunity,  disclosure and recording laws and all predatory  lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

            (iv)..there is no monetary  default  existing  under any Mortgage or the related
Mortgage Note and there is no material event which,  with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default,  breach or event of  acceleration;  and neither the  Mortgage  Loan  Seller,  any of its  affiliates  nor any servicer of any related  Mortgage Loan has taken any action to waive any default,  breach or event of  acceleration;  no  foreclosure  action is  threatened or has been  commenced  with respect to the Mortgage Loan;

            (v)...the terms of the Mortgage  Note and the Mortgage  have not been  impaired, waived, altered or modified in any respect,  except by written instruments,  (i) if required by law in the jurisdiction where the Mortgaged  Property is located,  or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

            (vi)..no selection procedure  reasonably believed by the Mortgage Loan Seller to be  adverse to the  interests  of the  Certificateholders  was  utilized  in  selecting  the
Mortgage Loans;

            (vii).each  Mortgage  is a valid  and  enforceable  first  lien on the  property securing the related Mortgage Note and each Mortgaged  Property is owned by the Mortgagor in fee simple  (except with respect to common  areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term longer  than the term of the  related  Mortgage, subject  only  to (i) the  lien  of  current  real  property  taxes  and  assessments,  (ii)
covenants,  conditions  and  restrictions,  rights of way,  easements  and other  matters of public  record  as of the  date  of  recording  of  such  Mortgage,  such  exceptions  being acceptable  to mortgage  lending  institutions  generally or  specifically  reflected in the appraisal  obtained in  connection  with the  origination  of the related  Mortgage  Loan or referred to in the  lender's  title  insurance  policy  delivered to the  originator  of the related  Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially  interfere with the benefits of the security intended to be provided by such Mortgage;

            (viii)      there is no  mechanics'  lien or claim for work,  labor or  material affecting the premises  subject to any Mortgage which is or may be a lien prior to, or equal with,  the lien of such  Mortgage  except  those  which  are  insured  against  by the title insurance policy referred to in (xiiii) below;

            (ix)..as of  the  Cut-off  Date,  to the  best  of the  Mortgage  Loan  Seller's knowledge,  there was no delinquent tax or assessment  lien against the property  subject to any Mortgage,  except where such lien was being  contested in good faith and a stay had been granted against levying on the property;

            (x)...there is no valid offset,  defense or counterclaim to any Mortgage Note or
Mortgage,  including  the  obligation  of the  Mortgagor  to pay the  unpaid  principal  and interest on such Mortgage Note;

            (xi)..to the best of the Mortgage Loan Seller's knowledge,  except to the extent insurance is in place which will cover such damage,  the  physical  property  subject to any
Mortgage  is free of  material  damage  and is in good  repair  and  there is no  proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

            (xii).to the  best  of the  Mortgage  Loan  Seller's  knowledge,  the  Mortgaged
Property and all improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (xiii)      a  lender's  title  insurance  policy  (on an ALTA or CLTA  form) or binder,  or other  assurance of title customary in the relevant  jurisdiction  therefor in a form  acceptable  to Fannie Mae or Freddie  Mac,  was issued on the date that each  Mortgage
Loan was  created by a title  insurance  company  which,  to the best of the  Mortgage  Loan
Seller's  knowledge,  was  qualified  to do business in the  jurisdiction  where the related
Mortgaged  Property is located,  insuring the Mortgage  Loan Seller and its  successors  and assigns that the Mortgage is a first priority lien on the related Mortgaged  Property in the original  principal  amount of the  Mortgage  Loan.  The  Mortgage  Loan  Seller is the sole insured under such lender's title insurance policy, and such policy,  binder or assurance is valid and remains in full force and effect, and each such policy,  binder or assurance shall contain all  applicable  endorsements  including  a negative  amortization  endorsement,  if applicable;

            (xiv).at the time of origination,  each Mortgaged Property was the subject of an appraisal  which  conformed  to  the  underwriting  requirements  of the  originator  of the
Mortgage Loan;

            (xv)..as of the  Closing  Date,  the  improvements  on each  Mortgaged  Property securing a Mortgage  Loan are insured (by an insurer  which is  acceptable  to the  Mortgage
Loan Seller) against loss by fire and such hazards as are covered under a standard  extended coverage  endorsement in the locale in which the Mortgaged Property is located, in an amount which is not  less  than the  lesser  of the  maximum  insurable  value of the  improvements securing such Mortgage Loan or the outstanding  principal  balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor  from being deemed to be a co-insurer thereunder;  if the improvement on the Mortgaged Property is a condominium  unit, it is included under the coverage  afforded by a blanket policy for the condominium  project;  if upon origination of the related Mortgage Loan, the improvements on the Mortgaged  Property were in an area identified as a federally  designated  flood area, a flood  insurance  policy is in effect in an amount  representing  coverage not less than the least of (i) the  outstanding  principal  balance of the Mortgage Loan,  (ii) the restorable cost of  improvements  located on such  Mortgaged  Property  or (iii) the  maximum  coverage available  under  federal law; and each  Mortgage  obligates  the  Mortgagor  thereunder  to maintain the insurance referred to above at the Mortgagor's cost and expense;

            (xvi).each  Mortgage  Loan  constitutes  a "qualified  mortgage"  under  Section
860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1),  (2), (4), (5) and
(6);

            (xvii)      each  Mortgage  Loan was  originated  or funded by (a) a savings and loan association,  savings bank, commercial bank, credit union, insurance company or similar institution  which is supervised and examined by a federal or state authority (or originated by (i) a  subsidiary  of any of the  foregoing  institutions  which  subsidiary  is actually supervised  and  examined  by  applicable  regulatory  authorities  or (ii) a mortgage  loan correspondent  of any of the  foregoing  and that was  originated  pursuant to the  criteria established  by any of the  foregoing)  or (b) a  mortgagee  approved  by the  Secretary  of
Housing and Urban Development  pursuant to Sections 203 and 211 of the National Housing Act,
as amended;

            (xviii)     none of the  Mortgage  Loans  are (a) loans  subject  to 12 CFR Part
226.31,  12 CFR  Part  226.32  or 12  CFR  Part  226.34  of  Regulation  Z,  the  regulation implementing  TILA, which  implements the Home Ownership and Equity  Protection Act of 1994,
as amended or (b) "high cost  home,"  "covered"  (excluding  home loans  defined as "covered home  loans" in the New Jersey  Home  Ownership  Security  Act of 2002 that were  originated between  November 26, 2003 and July 7, 2004),  "high risk home" or  "predatory"  loans under any applicable state,  federal or local law (or a similarly  classified loan using different terminology  under  a law  imposing  heightened  regulatory  scrutiny  or  additional  legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (xix).no  Mortgage  Loan  is a  (a)  "high  cost  loan"  or  "covered  loan"  as applicable  (as such terms are defined in Standard & Poor's  LEVELS®  Glossary,  Version 5.6
Revised,  Appendix E, attached hereto as Exhibit 6 or (b) was originated on or after October
1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

            (xx)..the information set forth in Schedule A of the Prospectus  Supplement with respect to the Mortgage Loans is true and correct in all material respects;

            (xxi).no proceeds of any Mortgage Loan have been used to finance  single-premium credit insurance policies;

            (xxii)      none of the Mortgage  Loans  impose a prepayment  penalty for a term in excess of five years from the origination date;

            (xxiii) with respect to each Mortgage Loan,  information  regarding the borrower credit files related to such Mortgage Loan has been furnished to credit  reporting  agencies in  compliance  with the  provisions  of the Fair Credit  Reporting  Act and the  applicable implementing regulations;

            (xxiv)      each   Mortgage  Loan  was   originated   in  accordance   with  the
underwriting guidelines of the related originator;

            (xxv).each  original  Mortgage  has been  recorded or is in the process of being recorded in accordance  with the  requirements  of Section 2.01 of the Pooling and Servicing
Agreement in the appropriate  jurisdictions  wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

            (xxvi)      the  related  Mortgage  File  contains  each  of the  documents  and instruments  listed in Section 2.01 of the Pooling and Servicing  Agreement,  subject to any exceptions, substitutions and qualifications as are set forth in such Section;

            (xxvii) the Mortgage  Loans are  currently  being  serviced in  accordance  with accepted servicing practices; and

            (xxiii)     at the time of origination,  each Mortgaged Property was the subject of an appraisal  which conformed to the  underwriting  requirements of the originator of the
Mortgage  Loan,  and the appraisal is in a form which was  acceptable to Fannie Mae or FHLMC at the time of origination.

            It is understood  and agreed that the  representations  and warranties set forth in this Section 7 will inure to the benefit of the  Purchaser,  its  successors and assigns, notwithstanding any restrictive or qualified  endorsement on any Mortgage Note or assignment of Mortgage or the  examination of any Mortgage File. Upon any  substitution  for a Mortgage
Loan, the  representations  and warranties set forth above shall be deemed to be made by the
Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage Loan Seller,  the Purchaser or the Trustee of a breach of any  representation  or warranty of the  Mortgage  Loan Seller set  forth in this  Section  7 which  materially  and  adversely  affects  the  value of the interests of the  Purchaser,  the  Certificateholders  or the Trustee in any of the Mortgage
Loans  delivered to the  Purchaser  pursuant to this  Agreement,  the party  discovering  or receiving notice of such breach shall give prompt written notice to the others.  In the case of any such breach of a  representation  or warranty  set forth in this Section 7, within 90 days from the date of discovery by the Mortgage  Loan Seller,  or the date the Mortgage Loan
Seller is notified by the party  discovering or receiving  notice of such breach  (whichever occurs  earlier),  the  Mortgage  Loan  Seller  will (i) cure such  breach  in all  material respects,  (ii) purchase the affected  Mortgage  Loan at the  applicable  Purchase  Price or
(iii) if within two years of the Closing Date,  substitute a qualifying  Substitute Mortgage
Loan in exchange for such  Mortgage  Loan.  The  obligations  of the Mortgage Loan Seller to cure,  purchase or substitute a qualifying  Substitute  Mortgage Loan shall  constitute  the
Purchaser's,  the Trustee's and the  Certificateholder's  sole and exclusive  remedies under this Agreement or otherwise  respecting a breach of representations or warranties  hereunder with respect to the Mortgage  Loans,  except for the  obligation of the Mortgage Loan Seller to  indemnify  the  Purchaser  for such  breach as set forth in and  limited  by  Section 13 hereof.  It is understood  by the parties  hereto that a breach of the  representations  and warranties  made in any of  clause  (xviii),  (xix)(b),  (xxi),  (xxii) or  (xxiii)  of this
Section 7 will be deemed to materially  and  adversely  affect the value of the interests of the Purchaser, the Certificateholders or the Trustee in the related Mortgage Loan.

            Any cause of action  against the Mortgage  Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any  representations  and warranties  made in this  Section 7 shall accrue as to any  Mortgage  Loan upon (i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii)
failure by the Mortgage  Loan Seller to cure such breach,  purchase  such  Mortgage  Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

             SECTION 8. Representations and Warranties  Concerning the Mortgage Loan Seller.
As of the date hereof and as of the Closing Date,  the Mortgage Loan Seller  represents  and warrants to the Purchaser as to itself in the capacity indicated as follows:

            (i)   the Mortgage  Loan Seller (i) is a  corporation  duly  organized,  validly existing and in good standing  under the laws of the State of Delaware and (ii) is qualified and in good  standing  to do  business  in each  jurisdiction  where such  qualification  is necessary,  except where the failure so to qualify would not  reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's  business as presently  conducted or on the Mortgage Loan Sellers  ability to enter into this  Agreement  and to  consummate  the transactions contemplated hereby;

            (ii)  the Mortgage Loan Seller has full corporate power to own its property,  to carry on its business as presently  conducted and to enter into and perform its  obligations under this Agreement;

            (iii) the execution  and delivery by the Mortgage Loan Seller of this  Agreement have been duly  authorized by all necessary  action on the part of the Mortgage Loan Seller;
and neither the  execution  and  delivery of this  Agreement,  nor the  consummation  of the transactions herein  contemplated,  nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default  under,  any of the provisions of any law, governmental rule, regulation,  judgment,  decree or order binding on the Mortgage Loan
Seller or its  properties  or the charter or by-laws of the  Mortgage  Loan  Seller,  except those  conflicts,  breaches or defaults  which  would not  reasonably  be expected to have a material  adverse effect on the Mortgage Loan Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,  delivery and  performance  by the Mortgage Loan Seller of this Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect of, any state,  federal or other  governmental  authority or agency, except those consents,  approvals,  notices,  registrations or other actions as have already  been  obtained,  given or made  and,  in  connection  with the  recordation  of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (v)   this  Agreement  has been duly executed and delivered by the Mortgage Loan
Seller  and,  assuming  due   authorization,   execution  and  delivery  by  the  Purchaser,
constitutes a valid and binding obligation of the Mortgage Loan Seller  enforceable  against it in accordance  with its terms (subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Mortgage Loan Seller,  threatened against the Mortgage Loan Seller,  before or by any court,  administrative  agency,  arbitrator or governmental  body (i) with respect to any of the  transactions  contemplated  by this  Agreement or (ii) with respect to any other matter which in the  judgment  of the  Mortgage  Loan Seller will be  determined  adversely  to the
Mortgage  Loan  Seller  and  will  if  determined  adversely  to the  Mortgage  Loan  Seller materially  and  adversely  affect  the  Mortgage  Loan  Seller's  ability  to  perform  its obligations  under this  Agreement;  and the  Mortgage  Loan  Seller is not in default  with respect to any order of any court,  administrative  agency,  arbitrator or governmental body so as to materially and adversely  affect the  transactions  contemplated by this Agreement;
and

            (vii) the Mortgage Loan Seller's  Information  (identified  in Exhibit 3 hereof)
does not include any untrue  statement of a material  fact or omit to state a material  fact necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.

            SECTION 9.  Representations and Warranties  Concerning the Purchaser.  As of the
date  hereof and as of the  Closing  Date,  the  Purchaser  represents  and  warrants to the
Mortgage Loan Seller as follows:

            (i)   the Purchaser (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Delaware and (ii) is qualified and in good standing  as  a  foreign  corporation  to  do  business  in  each  jurisdiction  where  such qualification  is necessary,  except where the failure so to qualify would not reasonably be expected  to have a  material  adverse  effect  on the  Purchaser's  business  as  presently conducted or on the  Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii)  the Purchaser has full  corporate  power to own its property,  to carry on its  business as presently  conducted  and to enter into and perform its  obligations  under this Agreement;

            (iii) the execution and delivery by the  Purchaser of this  Agreement  have been duly authorized by all necessary corporate action on the part of the Purchaser;  and neither the execution  and delivery of this  Agreement,  nor the  consummation  of the  transactions herein  contemplated,  nor  compliance  with the  provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions  of any law, governmental  rule,  regulation,  judgment,  decree or order binding on the Purchaser or its properties  or the  articles of  incorporation  or by-laws of the  Purchaser,  except  those conflicts,  breaches or defaults  which would not  reasonably be expected to have a material adverse  effect on the  Purchaser's  ability to enter into this  Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,   delivery  and  performance  by  the  Purchaser  of  this
Agreement and the  consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any state,  federal  or other  governmental  authority  or agency, except those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

            (v)   this  Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization,  execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding  obligation of the Purchaser  enforceable  against it in accordance with its terms  (subject to  applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Purchaser,  threatened against the Purchaser,  before or by any court, administrative agency,  arbitrator  or  governmental  body  (i)  with  respect  to any of the  transactions contemplated  by this  Agreement  or (ii)  with  respect  to any other  matter  which in the judgment  of the  Purchaser  will be  determined  adversely  to the  Purchaser  and  will if determined  adversely to the  Purchaser  materially  and  adversely  affect the  Purchaser's ability  to perform  its  obligations  under this  Agreement;  and the  Purchaser  is not in default  with  respect  to any order of any  court,  administrative  agency,  arbitrator  or governmental body so as to materially and adversely affect the transactions  contemplated by this Agreement; and

            (vii) the  Purchaser's  Information  (identified  in Exhibit 4 hereof)  does not include any untrue  statement of a material fact or omit to state a material fact  necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.

            SECTION 10. Conditions to Closing.

            (1)...The  obligations of the Purchaser  under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (a)   Each of the  obligations of the Mortgage Loan Seller  required to be performed  at or prior to the Closing  Date  pursuant  to the terms of this  Agreement shall have been duly performed and complied with in all material respects;  all of the representations  and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates  specified in all material  respects;  and no event  shall  have  occurred  which,  with  notice or the  passage  of time,  would constitute a default under this  Agreement,  or the Pooling and  Servicing  Agreement;
      and  the  Purchaser  shall  have  received  certificates  to  that  effect  signed  by authorized officers of the Mortgage Loan Seller.

                  (b)   The  Purchaser  shall have  received  all of the  following  closing documents,  in  such  forms  as are  agreed  upon  and  reasonably  acceptable  to the
      Purchaser,  duly  executed by all  signatories  other than the  Purchaser  as required pursuant to the respective terms thereof:

                        (i)   If required pursuant to Section 3 hereof,  the Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii)  If required  pursuant to Section 3 hereof,  the Final Mortgage
            Loan Schedule  containing  the  information  set forth on Exhibit 2 hereto,  one copy to be attached to each counterpart of the Amendment;

                        (iii) The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory  to the Trustee and the  Purchaser,  and all  documents required thereby duly executed by all signatories;

                        (iv)  A certificate  of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form  reasonably  acceptable to the Purchaser,  and attached  thereto  copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good  standing of the Mortgage  Loan Seller dated as of a recent date;

                        (v)   One or  more  opinions  of  counsel  from  the  Mortgage  Loan
            Seller's counsel otherwise in form and substance reasonably  satisfactory to the
            Purchaser, the Trustee and each Rating Agency;

                        (vi)  A letter  from each of the Rating  Agencies  giving each Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

                        (vii) Such  other  documents,   certificates  (including  additional
            representations  and warranties) and opinions as may be reasonably  necessary to secure the intended ratings from each Rating Agency for the Certificates.

                  (c)   The  Certificates  to be  sold  to  Bear  Stearns  pursuant  to  the
      Underwriting  Agreement and the Purchase  Agreement,  if  applicable,  shall have been issued and sold to Bear Stearns.

                  (d)   The Mortgage Loan Seller shall have  furnished to the Purchaser such other  certificates of its officers or others and such other documents and opinions of counsel to evidence  fulfillment of the conditions set forth in this Agreement and the transactions  contemplated  hereby as the  Purchaser  and its counsel  may  reasonably request.

            (2)   The  obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (a)   The  obligations of the Purchaser  required to be performed by it on or prior to the Closing Date pursuant to the terms of this  Agreement  shall have been
      duly  performed  and  complied  with  in  all  material  respects,   and  all  of  the
      representations  and warranties of the Purchaser  under this  Agreement  shall be true and  correct in all  material  respects  as of the date  hereof and as of the  Closing
      Date,  and no event shall have occurred  which would  constitute a breach by it of the terms  of this  Agreement,  and  the  Mortgage  Loan  Seller  shall  have  received  a certificate to that effect signed by an authorized officer of the Purchaser.

                  (b)   The Mortgage  Loan Seller shall have  received  copies of all of the following  closing  documents,  in  such  forms  as are  agreed  upon  and  reasonably acceptable to the Mortgage Loan Seller,  duly executed by all  signatories  other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                        (i)   If  required  pursuant  to  Section  3 hereof,  the  Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii)  The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                        (iii) A certificate  of an officer of the Purchaser  dated as of the
            Closing Date, in a form reasonably  acceptable to the Mortgage Loan Seller,  and attached  thereto  copies  of the  Purchaser's  articles  of  incorporation  and by-laws,  and evidence as to the good  standing of the  Purchaser  dated as of a recent date;

                        (iv)  One or more opinions of counsel from the  Purchaser's  counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                        (v)   Such  other  documents,   certificates  (including  additional
            representations  and warranties) and opinions as may be reasonably  necessary to secure the intended rating from each Rating Agency for the Certificates.

            SECTION 11. Fees and Expenses.  Subject to Section 16 hereof,  the Mortgage Loan
Seller  shall  pay on the  Closing  Date  or such  later  date  as may be  agreed  to by the
Purchaser  (i) the fees  and  expenses  of the  Mortgage  Loan  Seller's  attorneys  and the reasonable  fees and expenses of the  Purchaser's  attorneys,  (ii) the fees and expenses of
Deloitte  & Touche  LLP,  (iii) the fee for the use of  Purchaser's  Registration  Statement
based on the aggregate  original  principal amount of the Certificates and the filing fee of the  Commission  as in effect on the date on which the  Registration  Statement was declared effective,  (iv) the fees and expenses  including  counsel's fees and expenses in connection with any "blue sky" and legal investment  matters,  (v) the fees and expenses of the Trustee which shall include  without  limitation  the fees and expenses of the Trustee (and the fees and  disbursements  of its counsel)  with  respect to (A) legal and document  review of this
Agreement,  the Pooling and Servicing  Agreement,  the Certificates and related  agreements,
(B)  attendance  at the Closing and (C) review of the Mortgage  Loans to be performed by the
Trustee,  (vi) the  expenses for printing or otherwise  reproducing  the  Certificates,  the
Prospectus and the Prospectus Supplement,  (vii) the fees and expenses of each Rating Agency
(both initial and ongoing),  (viii) the fees and expenses  relating to the  preparation  and recordation  of  mortgage  assignments  (including  intervening  assignments,  if any and if available,  to  evidence  a  complete  chain of title  from the  originator  thereof  to the
Trustee)  from the  Mortgage  Loan  Seller to the  Trustee or the  expenses  relating to the
Opinion  of  Counsel  referred  to in  Section  6(i)  hereof,  as the case may be,  and (ix)
Mortgage  File due  diligence  expenses  and other  out-of-pocket  expenses  incurred by the
Purchaser  in  connection  with the  purchase of the  Mortgage  Loans and by Bear Stearns in connection with the sale of the Certificates.  The Mortgage Loan Seller  additionally agrees to pay directly to any third party on a timely  basis the fees  provided for above which are charged by such third party and which are billed periodically.

            SECTION 12. Accountants' Letters.

            (i)   Deloitte & Touche LLP will review the  characteristics  of a sample of the
Mortgage  Loans  described  in the Final  Mortgage  Loan  Schedule  and will  compare  those characteristics  to the  description  of the  Mortgage  Loans  contained  in the  Prospectus
Supplement  under the captions  "Summary of Terms - The Mortgage Pool" and  "Description  of
the Mortgage Loans" and in Schedule A thereto.  The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably  necessary to permit such  accountants  to complete  the review and to deliver the letters  required of them under the  Underwriting  Agreement.  Deloitte & Touche  LLP will also  confirm  certain calculations  as set forth under the caption  "Yield and Prepayment  Considerations"  in the
Prospectus Supplement.

            (ii)  To  the  extent  statistical   information  with  respect  to  the  Master
Servicer's  servicing  portfolio is included in the Prospectus  Supplement under the caption
"The  Master  Servicer,"  a letter  from the  certified  public  accountant  for the  Master
Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement,  in the form  previously  agreed to by the Mortgage Loan Seller and the Purchaser,  with respect to such statistical information.

            SECTION 13. Indemnification.

            (i)   The Mortgage  Loan Seller shall  indemnify and hold harmless the Purchaser and its  directors,  officers  and  controlling  persons  (as  defined  in Section 15 of the
Securities Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which  they or any of them may  become  subject,  under the  Securities  Act or otherwise,  insofar as such loss,  claim,  damage,  liability or action arises out of, or is based upon (i) any untrue  statement of a material  fact  contained  in the  Mortgage  Loan
Seller's  Information  as identified  in Exhibit 3, the omission to state in the  Prospectus
Supplement or Prospectus  (or any amendment  thereof or supplement  thereto  approved by the
Mortgage  Loan  Seller  and in  which  additional  Mortgage  Loan  Seller's  Information  is identified),  in reliance upon and in conformity  with Mortgage Loan Seller's  Information a material fact required to be stated therein or necessary to make the  statements  therein in light of the circumstances in which they were made, not misleading,  (ii) any representation or warranty  assigned or made by the  Mortgage  Loan Seller in Section 7 or Section 8 hereof being,  or alleged to be,  untrue or  incorrect,  or (iii) any failure by the Mortgage  Loan
Seller to perform its obligations  under this Agreement;  and the Mortgage Loan Seller shall reimburse the Purchaser and each other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating  or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity  agreement is in addition to any liability which the Mortgage
Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

            (ii)  The Purchaser  shall  indemnify and hold harmless the Mortgage Loan Seller and its respective directors,  officers and controlling persons (as defined in Section 15 of the  Securities  Act) from and against any loss,  claim,  damage or  liability  or action in respect thereof,  to which they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim, damage, liability or action arises out of, or is based upon (a) any untrue  statement  of a  material  fact  contained  in the  Purchaser's
Information as identified in Exhibit 4, the omission to state in the  Prospectus  Supplement or Prospectus (or any amendment thereof or supplement  thereto approved by the Purchaser and in  which  additional  Purchaser's  Information  is  identified),  in  reliance  upon and in conformity with the Purchaser's  Information,  a material fact required to be stated therein or  necessary to make the  statements  therein in light of the  circumstances  in which they were made,  not  misleading,  (b) any  representation  or warranty  made by the Purchaser in
Section 9 hereof being,  or alleged to be,  untrue or  incorrect,  or (c) any failure by the
Purchaser  to  perform  its  obligations  under  this  Agreement;  and the  Purchaser  shall reimburse  the Mortgage  Loan  Seller,  and each other  indemnified  party for any legal and other expenses  reasonably incurred by them in connection with investigating or defending or preparing  to defend any such loss,  claim,  damage,  liability  or  action.  The  foregoing indemnity  agreement is in addition to any liability which the Purchaser  otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

            (iii) Promptly  after receipt by an  indemnified  party under  subsection (i) or
(ii) above of notice of the commencement of any action,  such indemnified  party shall, if a claim  in  respect  thereof  is to  be  made  against  the  indemnifying  party  under  such subsection,  notify each party  against whom  indemnification  is to be sought in writing of the  commencement  thereof  (but the  failure so to notify an  indemnifying  party shall not relieve it from any  liability  which it may have under this Section 13 except to the extent that it has been  prejudiced  in any material  respect by such failure or from any liability which it may have  otherwise).  In case any such action is brought  against any  indemnified party, and it notifies an indemnifying party of the commencement  thereof,  the indemnifying party will be entitled  to  participate  therein  and, to the extent it may elect by written notice  delivered to the  indemnified  party  promptly  (but, in any event,  within 30 days)
after  receiving the aforesaid  notice from such  indemnified  party,  to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.  Notwithstanding the foregoing,  the indemnified party or parties shall have the right to employ its or their own counsel in any such case,  but the fees and expenses of such counsel shall be at the expense of such  indemnified  party or parties  unless (a) the employment of such counsel shall have been  authorized  in  writing by one of the  indemnifying  parties  in  connection  with the defense of such action,  (b) the  indemnifying  parties shall not have  employed  counsel to have  charge  of the  defense  of such  action  within a  reasonable  time  after  notice of commencement of the action,  or (c) such indemnified  party or parties shall have reasonably concluded  that  there is a  conflict  of  interest  between  itself or  themselves  and the indemnifying  party in the conduct of the defense of any claim or that the  interests of the indemnified  party  or  parties  are  not  substantially  co-extensive  with  those  of  the indemnifying  party  (in which  case the  indemnifying  parties  shall not have the right to direct the defense of such action on behalf of the indemnified party or parties),  in any of which events such fees and expenses shall be borne by the  indemnifying  parties  (provided, however,  that the indemnifying  party shall be liable only for the fees and expenses of one counsel in  addition to one local  counsel in the  jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying  party shall not be liable for any  settlement  or any claim or action  effected  without  its written  consent;  provided, however, that such consent was not unreasonably withheld.

            (iv)  If the  indemnification  provided for in  paragraphs  (i) and (ii) of this
Section 13 shall for any reason be  unavailable  to an  indemnified  party in respect of any loss, claim, damage or liability,  or any action in respect thereof,  referred to in Section
13,  then  the  indemnifying  party  shall in lieu of  indemnifying  the  indemnified  party contribute  to the  amount  paid or payable  by such  indemnified  party as a result of such loss, claim, damage or liability,  or action in respect thereof, in such proportion as shall be appropriate to reflect the relative  benefits received by the Mortgage Loan Seller on the one hand and the  Purchaser on the other from the  purchase and sale of the Mortgage  Loans, the offering of the  Certificates  and the other  transactions  contemplated  hereunder.  No person  found liable for a fraudulent  misrepresentation  shall be entitled to  contribution from any person who is not also found liable for such fraudulent misrepresentation.

            (v)   The parties  hereto  agree that  reliance by an  indemnified  party on any
publicly   available   information  or  any  information  or  directions   furnished  by  an
indemnifying party shall not constitute negligence,  bad faith or willful misconduct by such indemnified party.

            SECTION 14. Notices. All demands,  notices and communications hereunder shall be in  writing  but may be  delivered  by  facsimile  transmission  subsequently  confirmed  in writing.  Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation,
Mac Arthur Ridge II, 909 Hidden  Ridge  Drive,  Suite 200,  Irving,  Texas 75038  (Telecopy:
(972-444-2880)),  and  notices  to the  Purchaser  shall be  directed  to  Structured  Asset
Mortgage  Investments  II Inc.,  383 Madison  Avenue,  New York,  New York 10179  (Telecopy:
(212-272-7206)),  Attention: Baron Silverstein;  or to any other address as may hereafter be furnished  by one  party to the  other  party by like  notice.  Any such  demand,  notice or communication  hereunder  shall be deemed to have been  received on the date received at the premises of the addressee  (as  evidenced,  in the case of registered or certified  mail, by the date noted on the return receipt)  provided that it is received on a Business Day during normal business hours and, if received after normal business hours,  then it shall be deemed to be received on the next Business Day.

            SECTION 15. Transfer  of  Mortgage  Loans.  The  Purchaser  retains the right to assign  the  Mortgage  Loans and any or all of its  interest  under  this  Agreement  to the
Trustee  without the consent of the Mortgage  Loan Seller,  and, upon such  assignment,  the
Trustee shall succeed to the applicable  rights and obligations of the Purchaser  hereunder;
provided,  however,  the  Purchaser  shall  remain  entitled  to the  benefits  set forth in
Sections  11,  13 and 17  hereto  and as  provided  in  Section  2(i).  Notwithstanding  the foregoing,  the sole and exclusive  right and remedy of the Trustee with respect to a breach of a representation  or warranty of the Mortgage Loan Seller shall be the cure,  purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

            SECTION 16. Termination.  This  Agreement  may be  terminated  (a) by the mutual consent of the  parties  hereto  prior to the Closing  Date,  (b) by the  Purchaser,  if the conditions to the  Purchaser's  obligation to close set forth under Section 10(1) hereof are not fulfilled as and when  required to be fulfilled or (c) by the Mortgage  Loan Seller,  if the  conditions to the Mortgage  Loan  Seller's  obligation to close set forth under Section
10(2)  hereof  are not  fulfilled  as and when  required  to be  fulfilled.  In the event of termination  pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination  pursuant to clause (c), the Purchaser  shall pay, all reasonable  out-of-pocket expenses  incurred by the other in connection  with the  transactions  contemplated  by this
Agreement.  In the event of a  termination  pursuant  to clause  (a),  each  party  shall be responsible for its own expenses.

            SECTION 17. Representations,  Warranties and Agreements to Survive Delivery. All
representations,  warranties and  agreements  contained in this  Agreement,  or contained in certificates  of officers of the  Mortgage  Loan Seller  submitted  pursuant  hereto,  shall remain  operative  and in full force and effect and shall  survive  delivery of the Mortgage
Loans to the Purchaser (and by the Purchaser to the Trustee).  Subsequent to the delivery of the  Mortgage  Loans to the  Purchaser,  the  Mortgage  Loan  Seller's  representations  and warranties  contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage  Loans  actually  delivered to the Purchaser and included in the Final Mortgage
Loan Schedule and any Substitute  Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary  Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing or any Deleted Mortgage Loan.

            SECTION 18. Severability.   If  any  provision  of  this   Agreement   shall  be
prohibited or invalid under  applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            SECTION 19. Counterparts.  This Agreement may be executed in counterparts,  each of  which  will be an  original,  but  which  together  shall  constitute  one and the  same agreement.

            SECTION 20. Amendment.  This  Agreement  cannot be  amended or  modified  in any manner without the prior written consent of each party.

            SECTION 21. GOVERNING LAW. THIS AGREEMENT  SHALL BE DEEMED TO HAVE BEEN MADE AND
PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED  IN ACCORDANCE  WITH THE LAWS OF
SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

            SECTION 22. Further  Assurances.  Each of the  parties  agrees  to  execute  and deliver  such  instruments  and take such actions as another  party may,  from time to time, reasonably  request in order to  effectuate  the  purpose and to carry out the terms of this
Agreement including any amendments hereto which may be required by either Rating Agency.

            SECTION 23. Successors and Assigns.  This Agreement  shall bind and inure to the benefit of and be  enforceable  by the  Mortgage  Loan  Seller and the  Purchaser  and their permitted  successors  and assigns and, to the extent  specified in Section 13 hereof,  Bear
Stearns,  and their  directors,  officers  and  controlling  persons  (within the meaning of federal  securities  laws).  The  Mortgage  Loan  Seller  acknowledges  and agrees  that the
Purchaser may assign its rights under this Agreement  (including,  without limitation,  with respect  to the  Mortgage  Loan  Seller's  representations  and  warranties  respecting  the
Mortgage  Loans) to the  Trustee.  Any person  into which the  Mortgage  Loan  Seller may be merged or consolidated (or any person  resulting from any merger or consolidation  involving the Mortgage Loan Seller),  any person  resulting from a change in form of the Mortgage Loan
Seller or any person  succeeding  to the  business of the  Mortgage  Loan  Seller,  shall be considered the  "successor" of the Mortgage Loan Seller  hereunder and shall be considered a party hereto  without the  execution or filing of any paper or any further act or consent on the part of any party  hereto.  Except as provided  in the two  preceding  sentences  and in
Section 15 hereto,  this Agreement  cannot be assigned,  pledged or  hypothecated  by either party hereto  without the written  consent of the other  parties to this  Agreement  and any such assignment or purported assignment shall be deemed null and void.

            SECTION 24. The  Mortgage  Loan  Seller and the  Purchaser.  The  Mortgage  Loan
Seller and the  Purchaser  will keep in full effect all rights as are  necessary  to perform their respective obligations under this Agreement.

            SECTION 25. Entire Agreement.  This Agreement  contains the entire agreement and understanding  between the parties with respect to the subject matter hereof, and supersedes all  prior and  contemporaneous  agreements,  understandings,  inducements  and  conditions, express or implied,  oral or written,  of any nature  whatsoever with respect to the subject matter hereof.

            SECTION 26. No  Partnership.   Nothing  herein  contained  shall  be  deemed  or
construed to create a partnership or joint venture between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             22

      IN WITNESS WHEREOF,  the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:
                                          Name:
                                          Title:

                                          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                          By:
                                          Name:
                                          Title:

                                            E-1

                                   EXHIBIT 1
                           CONTENTS OF MORTGAGE FILE

      With  respect to each  Mortgage  Loan,  the  Mortgage  File shall  include each of the following  items,  which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the  Purchaser or its designee  pursuant to the terms of the
Agreement.

            (i)   The original Mortgage Note,  endorsed without recourse to the order of the
      Trustee and showing an unbroken chain of endorsements  from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit;

            (ii)  The original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan, noting the presence of the MIN and language  indicating  that such  Mortgage Loan is a
      MOM Loan,  which shall have been  recorded  (or if the  original is not  available,  a copy), with evidence of such recording  indicated thereon (or if the original Security
      Instrument,  assignments to the Trustee or intervening  assignments thereof which have been delivered,  are being  delivered or will,  upon receipt of recording  information relating to the Security  Instrument  required to be included thereon, be delivered to recording  offices  for  recording  and have not been  returned to the  Mortgage  Loan
      Seller in time to permit  their  recording  as  specified  in  Section  2.01(b) of the
      Pooling and Servicing Agreement, shall be in recordable form);

            (iii)  Unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of  the assignment  (which  may be in the form of a blanket  assignment  if  permitted  in the jurisdiction  in which the Mortgaged  Property is located) to "JPMorgan Chase Bank, as
      Trustee",  with  evidence of recording  with respect to each Mortgage Loan in the name of the Trustee  thereon (or if the original  Security  Instrument,  assignments to the
      Trustee  or  intervening  assignments  thereof  which have been  delivered,  are being delivered  or will,  upon receipt of  recording  information  relating to the Security
      Instrument  required to be included  thereon,  be delivered  to recording  offices for recording  and have not been  returned to the  Mortgage  Loan Seller in time to permit their  delivery  as  specified  in  Section  2.01(b)  of  the  Pooling  and  Servicing
      Agreement,  the  Mortgage  Loan  Seller  may  deliver  a  true  copy  thereof  with  a certification by the Mortgage Loan Seller, on the face of such copy,  substantially as follows:  "Certified  to be a true and correct  copy of the  original,  which has been transmitted for recording");

            (iv)  All intervening assignments of the Security Instrument,  if applicable and only to the extent  available to the Mortgage  Loan Seller with  evidence of recording thereon;

            (v)   The original or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any;

            (vi)  The original  policy of title  insurance  or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance; and

            (vii) The originals of all modification agreements, if applicable and available.

                                           E-2-2

                                   EXHIBIT 2

                      MORTGAGE LOAN SCHEDULE INFORMATION

      The  Preliminary  and Final  Mortgage  Loan  Schedules  shall set forth the  following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original Principal Balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid Principal Balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)   which Mortgage  Loans adjust after an initial  fixed-rate  period of one, two,  three, five, seven and ten years.

Such  schedule  also  shall set forth for all of the  Mortgage  Loans,  the total  number of
Mortgage  Loans,  the total of each of the amounts  described  under (k) and (n) above,  the weighted average by principal  balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average  remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                            E-3

                                   EXHIBIT 3

                      MORTGAGE LOAN SELLER'S INFORMATION

      All information in the Prospectus  Supplement  described under the following Sections:
"SUMMARY OF TERMS -- The Mortgage  Pool,"  "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE
A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                            E-4

                                   EXHIBIT 4

                            PURCHASER'S INFORMATION

      All information in the Prospectus  Supplement and the Prospectus,  except the Mortgage
Loan Seller's Information.

                                            E-10

                                   EXHIBIT 5

                            SCHEDULE OF LOST NOTES

                            Available Upon Request

                                         EXHIBIT 6

               Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E

                                                                REVISED July 7, 2004

APPENDIX E  - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that  certain  loans  classified  by the relevant statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they included thresholds and tests that are typical of what is generally  considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002

Standard & Poor's Covered Loan Categorization

  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004

Standard & Poor's Home Loan Categorization

  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004

                                            A-1

                                  SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                  Certificates

           Class                  S&P             Moody's

           I-A-1                  AAA               Aaa
           I-A-2                  AAA               Aaa
           I-A-3                  AAA               Aaa
          II-A-1                  AAA               Aaa
          II-A-2                  AAA               Aaa
            M-1                   AA                Aa2
            M-2                    A                A2
            B-1                  BBB+              Baa2
            B-2                   BBB              Baa3

The Class R, Class XP and Class B-IO Certificates have not been rated.

None of the above ratings has been lowered since the respective dates of such letters.

                                         SCHEDULE B

                                   MORTGAGE LOAN SCHEDULE

                                  (Provided upon request)

                                                                                   EXHIBIT K

                         FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that JPMorgan Chase Bank, a New York banking  corporation, having a place of business at 4 New York Plaza,  6th Floor,  New York,  N.Y. 10004, as
      Trustee (and in no personal or other  representative  capacity)  under the Pooling and
      Servicing  Agreement,  dated as of  August 1,  2004,  by and  among  Structured  Asset
      Mortgage Investments II Inc., the Trustee,  Wells Fargo Bank, National Association and
      EMC Mortgage  Corporation (as amended,  restated,  supplemented or otherwise  modified from time to time,  the  "Agreement";  capitalized  terms not defined  herein have the definitions  assigned to such terms in the  Agreement),  relating to the Bear  Stearns
      ALT-A Trust  2004-10,  Mortgage  Pass-Through  Certificates,  Series  2004-10,  hereby appoints  _______________,  in its capacity as a Servicer under the Agreement,  as the
      Trustee's true and lawful Special  Attorney-in-Fact,  in the Trustee's name, place and stead and for the Trustee's  benefit,  but only in its capacity as Trustee  aforesaid, to perform all acts and execute  all  documents  as may be  customary,  necessary  and appropriate  to effectuate  the following  enumerated  transactions  in respect of any mortgage,  deed of trust, promissory note or real estate owned from time to time owned
      (beneficially  or in title,  whether  the  Trustee is named  therein as  mortgagee  or beneficiary  or  has  become  mortgagee  or  beneficiary  by  virtue  of  endorsement, assignment or other  conveyance) or held by or registered to the Trustee  (directly or through  custodians  or  nominees),  or in respect of which the Trustee has a security interest or other lien,  all as provided  under the  applicable  Agreement and only to the extent the respective Trustee has an interest therein under the Agreement,  and in respect of which the  Servicer is acting as servicer  pursuant to the  Agreement  (the
      "Mortgage Documents").

This appointment shall apply to the following  enumerated  transactions  under the Agreement only:

1.    The  modification  or  re-recording  of any  Mortgage  Document  for  the  purpose  of correcting it to conform to the original  intent of the parties  thereto or to correct title errors  discovered  after  title  insurance  was  issued  and  where  such  modification  or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2.    The  subordination of the lien under a Mortgage  Document to an easement in favor of a public  utility  company or a state or federal  agency or unit with powers of eminent domain including,  without  limitation,  the execution of partial  satisfactions/releases,  partial reconveyances and the execution of requests to trustees to accomplish same.

3.    The  conveyance of the  properties  subject to a Mortgage  Document to the  applicable mortgage insurer,  or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4.    The completion of loan assumption and  modification  agreements in respect of Mortgage
Documents.

5.    The full or partial  satisfaction/release  of a Mortgage  Document or full  conveyance upon payment and  discharge  of all sums secured  thereby,  including,  without  limitation, cancellation of the related note.

6.    The  assignment of any Mortgage  Document,  in connection  with the  repurchase of the mortgage loan secured and evidenced thereby.

7.    The full  assignment  of a Mortgage  Document  upon payment and  discharge of all sums secured thereby in conjunction with the refinancing thereof, including,  without limitation, the assignment of the related note.

8.    With respect to a Mortgage Document, the foreclosure,  the taking of a deed in lieu of foreclosure,  or the  completion of judicial or  non-judicial  foreclosure  or  termination, cancellation or rescission of any such foreclosure,  including,  without limitation, any and all of the following acts:

a.    the  substitution  of  trustee(s)  serving under a deed of trust,  in accordance  with state law and the deed of trust;

      b.    the preparation and issuance of statements of breach or non-performance;

      c.    the preparation and filing of notices of default and/or notices of sale;

      d.    the cancellation/rescission of notices of default and/or notices of sale;

      e.    the taking of a deed in lieu of foreclosure; and

      f.    the  preparation  and execution of such other  documents and performance of such other  actions as may be necessary  under the terms of the Mortgage  Document or state  law to  expeditiously  complete  said  transactions  in  paragraphs  8(a)
            through 8(e), above.

9.    Demand,  sue for, recover,  collection and receive each and every sum of money,  debt, account and interest (which now is, or hereafter shall become due and payable)  belonging to or claimed by the Trustee under the Mortgage Documents,  and to use or take any lawful means for recovery thereof by legal process or otherwise.

10.   Endorse on behalf of the Trustee  all checks,  drafts  and/or  negotiable  instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee  gives the Special  Attorney-in-Fact  full power and  authority  to execute such instruments  and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers  granted by this Limited  Power of Attorney,  subject to the terms and  conditions set forth in the Agreement  including the standard of care  applicable to  servicers  in the  Agreement,  and hereby  does  ratify and  confirm  what such  Special
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS  WHEREOF,  the Trustee has caused its corporate name and seal to be hereto signed and  affixed and these  presents  to be  acknowledged  by its duly  elected  and  authorized officer this ___ day of ___ , 2004.

                                          JPMorgan Chase Bank, as Trustee

                                          By:
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:

_______________________________                 _______________________________
Name:                                     Name:
Title:                                          Title:

STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________,  2004, before me, the undersigned,  a Notary Public in and for said state,  personally  appeared  __________________,  personally  known to me to be the  person whose name is subscribed to the within  instrument  and to be a duly  authorized  and acting
Senior Vice President of JPMorgan Chase Bank, and such person  acknowledged  to me that such person executed the within instrument in such person's  authorized capacity as a Senior Vice
President of JPMorgan Chase Bank,  and that by such  signature on the within  instrument the entity upon behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.

                                    ______________________________
                                    Notary Public

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1     Please contact Bear, Stearns & Co. Inc. for Acquisition Price.